                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                              DDL ELECTRONICS, INC.
- -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14-A

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         N/A

     2)  Aggregate number of securities to which transaction applies:

         N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         N/A

     4)  Proposed maximum aggregate value of transaction:

         N/A

     5)  Total fee paid:

         N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:  N/A

     2)  Form, Schedule or Registration Statement No.: N/A

     3)  Filing Party:  N/A

     4)  Date Filed:  N/A

                             DDL ELECTRONICS, INC.


                                  [DDL LOGO]


                               2151 Anchor Court
                Newbury Park, California 91320   (805) 375-9415


                                                                  June 14, 1996



Dear Stockholder:

         You are cordially invited to attend the 1995 Annual Meeting of Stockholders of DDL Electronics, Inc. (the "Company") to be held at the offices of the Company located at 2151 Anchor Court, Newbury Park, California 91320, telephone number (805) 376-9415, on Thursday, July 11, 1996, at 3:00 p.m., local time.

         The attached Notice of Annual Meeting and Proxy Statement fully describes the formal business to be transacted at the Meeting, which includes the election of a director of the Company, adoption of the Company's 1996 Stock Incentive Plan, adoption of the Company's 1996 Non- Employee Directors Stock Option Plan and approval of a plan of warrant compensation for certain of the Company's directors who have served on the Board without other compensation by the Company since the last annual meeting of stockholders. Directors and officers of the Company will be present to host the meeting and to respond to any questions from our stockholders. We hope you will be able to attend.

         The Company's Board of Directors believes that a favorable vote for each matter described in the attached Notice of Annual Meeting and Proxy Statement is in the best interests of the Company and its stockholders and unanimously recommends a vote "FOR" each such matter. Accordingly, we urge you to review the accompanying materials carefully.

         Whether or not you can attend the Annual Meeting, please complete, sign, date and mail the enclosed proxy card promptly. This action will not limit your right to revoke your proxy in the manner described in the accompanying Proxy Statement or to vote in person if you wish to attend the Annual Meeting and vote personally.

         The directors, officers and employees of DDL Electronics, Inc. look forward to seeing you at the meeting.


                                               Sincerely,




                                               /s/ GREGORY L. HORTON
                                               ----------------------------
                                                   Gregory L. Horton
                                                   President and Chief
                                                   Executive Officer

                             DDL ELECTRONICS, INC.


                                  [DDL LOGO]


               2151 Anchor Court, Newbury Park, California 91320

                 NOTICE OF 1995 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 11, 1996


         NOTICE IS HEREBY GIVEN that the 1995 Annual Meeting of Stockholders of DDL Electronics, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company located at 2151 Anchor Court, Newbury Park, California 91320, telephone number (805) 376-9415, at 3:00 p.m. local time on Thursday, July 11, 1996, to consider and vote on the following matters:

1. To elect one Class III Director to serve for a term of three years or until his successor is duly elected and qualified;

2.       To approve the Company's 1996 Stock Incentive Plan;

3.       To approve the Company's 1996 Non-Employee Directors Stock Option
         Plan;

4. To approve a plan of warrant compensation for directors who joined the Company's Board of Directors on May 31, 1995 and have served since that date without other compensation from the Company; and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Information concerning these matters, including the name of the nominee for the Board of Directors, is more fully set forth in the attached Proxy Statement, which is a part of this notice.

         The Board of Directors has fixed June 7, 1996 as the record date for the meeting, and only holders of Common Stock of record at the close of business on that date are entitled to receive notice of and vote at the meeting or at any adjournment thereof.

         Management sincerely hopes that you will attend the meeting. However, you are requested to fill in, date, and sign the enclosed form of proxy and mail it to the Company whether or not you expect to attend the meeting in person. The prompt return of your proxy in the envelope enclosed for that purpose will save expenses involved in further communication. Your proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. The proxy may be revoked at the meeting by notifying the Secretary of such revocation in writing prior to the voting of the proxy. The Annual Report of DDL Electronics, Inc. for the fiscal year ended June 30, 1995, including financial statements, was mailed to stockholders prior to this notice.


                                          By Order of the Board of Directors



                                          /s/ RICHARD K. VITELLE
                                          --------------------------------
                                              Richard K. Vitelle
                                              Vice President and Secretary
Newbury Park, California
June 14, 1996

                             DDL ELECTRONICS, INC.

                               2151 ANCHOR COURT
                         NEWBURY PARK, CALIFORNIA 91320


                                PROXY STATEMENT

                                ---------------
                      1995 ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 11, 1996
                                ---------------


                                  INTRODUCTION

         This Proxy Statement and accompanying form of proxy are being furnished to stockholders of DDL Electronics, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 3:00 p.m. local time on Thursday, July 11, 1996 at the offices of the Company located at 2151 Anchor Court, Newbury Park, California 91320, telephone number (805) 376-9415, or at any adjournment thereof. If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted at the meeting in the manner described herein and in accordance with the specification in the proxy. In the event no specification is made, such proxy will be voted FOR the election of the Class III Director nominee named herein, FOR the proposal to approve the Company's 1996 Stock Incentive Plan, FOR the proposal to approve the Company's 1996 Non-Employee Directors Stock Option Plan, FOR the proposal to approve the plan of warrant compensation (the "Directors Warrants") for directors who joined the Company's Board of Directors on May 31, 1995 and have served since that date without other compensation from the Company, and in the discretion of the proxy holders on such other business as may properly come before the meeting. The Board of Directors currently knows of no other business that will be presented for consideration at the Annual Meeting. Any person executing a proxy may revoke it at any time prior to its exercise by filing with the Secretary of the Company a written revocation of the proxy or a duly executed proxy bearing a later date. The proxy may be revoked at the meeting by notifying the Secretary of such revocation in writing prior to the voting of the proxy. This Proxy Statement was first mailed to the Company's stockholders on or about June 14, 1996.

         As of the close of business on June 7, 1996, the Company had outstanding 22,924,767 shares of its Common Stock, par value $0.01 per share. Each stockholder is entitled to one vote on each proposal for each share held on the record date (June 7, 1996). A majority of the shares of Common Stock issued and outstanding constitutes a quorum. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for the purpose of determining whether a proposal has been approved. Under the laws of the State of Delaware and the provisions of the Company's Amended and Restated Certificate of Incorporation, all stockholders are entitled to cumulate their votes in the election of directors. A stockholder may cumulate votes by casting for the election of one nominee a number of votes equal to the number of directors to be elected multiplied by the number of shares owned by the stockholder, or may distribute such votes on the same principle among as many candidates as the stockholder sees fit. If a proxy is marked for the election of directors, it may, at the discretion of the proxy holders, be voted cumulatively in the election of directors. Under the Delaware General Corporation Law and the Company's Amended and Restated Certificate of Incorporation, if a quorum is present at the meeting, the nominees for election as directors who receive the greatest number of votes cast for election of directors at the meeting by shares present in person or by proxy and entitled to vote thereon shall be elected as directors.

         The affirmative vote of the holders of a majority of shares of Common Stock present, in person or by proxy, at the Annual Meeting, is required for approval of the adoption of each of the Company's 1996 Stock Incentive Plan, 1996 Non-Employee Directors Stock Option Plan and the Directors Warrants. An abstention with respect to either of Proposals Two, Three or Four will have the same effect as a negative vote as to the proposal as to which an abstention is taken, but because shares held by brokers as to which the brokers withhold authority on this proposal will not be considered entitled to vote on these proposals, a broker non-vote will have no effect on these votes. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

         The cost of preparing, assembling, printing and mailing this Proxy Statement and accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. The Company may request banks and brokers to solicit their customers who beneficially own Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for their reasonable out-of- pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals.


                                 PROPOSAL ONE -
                              ELECTION OF DIRECTOR

         At the Annual Meeting, stockholders will elect one Class III director to serve until the 1998 annual meeting of stockholders or until his successor is elected and qualified.

         The Company's Amended and Restated Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, designated as Class I, Class II, and Class III. The Board of Directors currently consists of seven directors, three in Class I, three in Class II, and one in Class III, whose terms of office expire with the 1996, 1997 and 1995 annual meetings, respectively, and who will serve until their successors are elected and qualified. At each annual meeting, directors are chosen for three-year terms to succeed those in the class whose term expires at that annual meeting.

         A brief biography of the nominee for election as a director, and each other director whose term continues after the 1995 Annual Meeting, is presented below.



                                       PRINCIPAL OCCUPATION AND                                YEAR FIRST
                                     BUSINESS EXPERIENCE INCLUDING                             ELECTED A
        NAME                           SERVICE ON OTHER BOARDS                   AGE            DIRECTOR
        ----                           -----------------------                   ---            --------
NOMINEE FOR ELECTION TO CLASS III DIRECTOR FOR TERM EXPIRING IN 1998:

  Richard K. Vitelle          Vice President-Finance and Administration,          42               -
                              Chief Financial Officer, Treasurer and
                              Secretary, DDL Electronics, Inc.

         Mr. Vitelle was appointed Vice President-Finance and Administration, Chief Financial Officer and Treasurer in January 1996 and was appointed Secretary in May 1996. From 1993 to 1996, Mr. Vitelle served as Chief Financial Officer of InVitro International, a publicly held company engaged in the development and marketing of in vitro diagnostic testing systems. From 1992 to 1993, he served as Chief Financial Officer of Chapin Medical Company, a privately held distributor of critical care pharmaceutical products. From 1986 to 1992, Mr. Vitelle served as Corporate Controller of DDL Electronics, Inc., and from 1977 to 1986 he was employed by Price Waterhouse. Mr. Vitelle is a certified public accountant, and holds an MBA degree from the University of California at Los Angeles.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                       ELECTION OF THE DIRECTOR NOMINEE.

                                       PRINCIPAL OCCUPATION AND                                YEAR FIRST
                                     BUSINESS EXPERIENCE INCLUDING                             ELECTED A
        NAME                           SERVICE ON OTHER BOARDS                   AGE            DIRECTOR
        ----                           -----------------------                   ---            --------
CLASS I DIRECTORS TO CONTINUE IN OFFICE UNTIL THE ANNUAL MEETING FOR THE YEAR ENDING JUNE 30, 1996:

  Philip H. Alspach           President, Intercon, Inc., a management             71              1986
                              consulting and mergers and acquisitions
                              firm

  Melvin Foster               Principal and attorney, Melvin Foster               70              1995
                              & Associates, Boston, Massachusetts

  Robert G. Wilson            Director, Brandevor Enterprises, Ltd.,              52              1995
                              Crystsallex Mines; Amusements Inter-
                              national, Ltd; Job Industries, Ltd. and
                              Bonkers Indoor Playgrounds, Inc.


CLASS II DIRECTORS TO CONTINUE IN OFFICE UNTIL THE ANNUAL MEETING FOR THE YEAR ENDING JUNE 30, 1997:

  Erven P. Tallman            Chairman of the Board, DDL Electronics,             69              1995
                              Inc., Director, General Manager and Partner,
                              Inland Empire Properties Ltd.; President,
                              Actall Corporation and Phone Alert Corp.

  Bernee D. L. Strom          President, USA Digital Radio; Director,             49              1995
                              Polaroid Corporation, Software
                              Publishing Corporation and Quantum
                              Development Corporation

  Gregory L. Horton           Chief Executive Officer and President,              39              1996
                              DDL Electronics, Inc.


         Mr. Alspach has been a director of the Company since 1986. He has also been President of Intercon, Inc., a management consulting and mergers and acquisitions firm, since December 1985.

         Mr. Foster was appointed a Class I Director of the Company subsequent to the May 31, 1995 annual stockholders meeting. Mr. Foster is a member of the Audit Committee of the Board of Directors. He is an attorney and principal in Melvin Foster & Associates in Boston, Massachusetts.

         Mr. Wilson was appointed a Class I Director and made an Interim Vice President subsequent to the May 31, 1995 annual stockholders meeting. Mr. Wilson is a member of the Executive and Compensation Committees of the Board of Directors. He is also chief financial officer and a director of Brandevor Enterprises, Ltd., a Toronto Stock Exchange listed company, a director of Crystallex Mines, a Vancouver Stock Exchange listed company, a director of Amusements International Ltd., an Alberta Stock Exchange listed company, a director of Job Industries Ltd, a Vancouver Stock Exchange listed company, and chief executive officer and a director of Bonkers Indoor Playgrounds, Inc., a privately held company.

         Mr. Tallman was elected a Class II Director at the May 31, 1995 annual stockholders meeting and currently serves as Chairman of the Board. Mr. Tallman also served as Acting Chief Executive Officer from May 31, 1995 until Mr. Horton joined the Company on January 12, 1996.

         Ms. Strom was elected a Class II Director at the May 31, 1995 annual stockholders meeting and serves as Chairperson of the Audit Committee of the Board of Directors and is also a member of the Executive and the Compensation Committees of the Board of Directors. Ms. Strom is President of USA Digital Radio, a limited partnership. She also serves on the Board of Directors of Polaroid Corporation and Software Publishing Corporation, a Nasdaq listed company, and is Chairman of the Board of Quantum Development Corporation, a privately held company.

         Mr. Horton became the Company's President and Chief Executive Officer in January 1996, following the Company's acquisition of SMTEK, Inc. and was appointed a Class II Director on February 2, 1996. He is a member of the Company's Executive Committee of the Board of Directors and has served as the President and Chief Executive Officer of SMTEK, Inc. since 1986.

         Don A. Raig, a Class III Director whose term of office expires at the Annual Meeting, is not standing for reelection. Mr. Raig was appointed a director and made Interim President and Interim Chief Operating Officer following the May 31, 1995 annual meeting and continued in these interim officer capacities until November 1995.

         None of the Company's executive officers or directors are related by blood or marriage. There are no arrangements or understandings between the listed individuals and any other person pursuant to which those individuals were selected as an officer or director.

BOARD MEETINGS AND COMMITTEES

         The Board held 14 meetings during the fiscal year ended June 30, 1995. The Company has standing Executive, Audit and Compensation Committees of the Board. All of the directors attended more than 75% of the Board meetings and meetings of committees of which they are members.

         The Executive Committee was formed on June 14, 1995 and during the fiscal year ended June 30, 1995, consisted of Messrs. Tallman, Wilson, and Raig and Ms. Strom. The Executive Committee is empowered to exercise all of the powers of the full Board, to the extent permitted by Delaware law, between regularly scheduled Board meetings. The Executive Committee has acted on relatively short notice while the Company has undergone transitions in management, policies and strategies since the May 31, 1995 annual meeting of stockholders. The Executive Committee held two meetings during the fiscal year ended June 30, 1995. Subsequent to February 2, 1996, the Executive Committee has consisted of Messrs. Tallman, Horton and Wilson and Ms. Strom.

         During the fiscal year ended June 30, 1995, the Audit Committee consisted of Mr. Alspach and former director Rockell N. Hankin. Its primary functions are to review with the independent auditors and management the results of the annual financial statement audit, and to review the status of internal accounting controls. The Audit Committee held one meeting during the fiscal year ended June 30, 1995 in conjunction with a regular meeting of the Board. Subsequent to the May 31, 1995 annual meeting, Mr. Foster and Ms. Strom were appointed to the Audit Committee, replacing Mr. Hankin, who was not reelected to the Board, and Mr. Alspach.

         During the fiscal year ended June 30, 1995, the Compensation Committee consisted of Mr. Alspach and Mr. Hankin. The Compensation Committee establishes the levels of compensation of the directors and senior management and also administers the Company's option and incentive plans (except the 1993 Non-Employee Directors Stock Option Plan). The Compensation Committee held five meetings during the fiscal year ended June 30, 1995. In addition, the Compensation Committee met informally, as appropriate, in conjunction with regular meetings of the Board. The report of the Compensation Committee begins on page 8. Subsequent to the May 31, 1995 annual meeting, Messrs. Tallman and Wilson were appointed to the Compensation Committee, replacing

Messrs. Hankin and Alspach. Subsequent to February 2, 1996, the Compensation Committee has consisted of Messrs. Tallman and Wilson and Ms. Strom.

DIRECTOR COMPENSATION

         Directors who are not also officers previously received $750 per month, $1,000 for each meeting of the Board attended, and $1,000 for attendance at each committee meeting not scheduled in conjunction with a meeting of the Board. These fees were terminated as to all directors after July 31, 1995. No such amounts have been paid to the Company's directors elected or appointed since the May 31, 1995 annual meeting of stockholders. Directors who are also employees of the Company receive no additional compensation for serving on the Board.

         The Company previously reimbursed each director up to $1,000 for the cost of a periodic physical examination. No amounts were paid during fiscal 1995 under this program, which was subsequently terminated.

         For additional information concerning the 1996 Non-Employee Directors Stock Option Plan and the Directors Warrants, see "Proposal Three - Approval of the 1996 Non-Employee Directors Stock Option Plan" and "Proposal Four - Approval of a Plan of Warrant Compensation for Directors Who Joined the Company's Board of Directors on May 31, 1995," respectively.


                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLE

         The following table sets forth the cash compensation paid or accrued by the Company to the Chief Executive Officer and other executive officers of the Company attributable to their services for each of the fiscal years in the three-year period ended June 30, 1995:


                                  Annual Compensation            Other Annual  Awards              Long Term
      Name and                   ---------------------       ----------------------------        Compensation
 Principal Positions (1)          Year      Salary (2)       Bonus       Compensation (3)           Options
 -----------------------          ----      ---------       -------      ----------------        ------------
  William E. Cook                 1995       $171,000            --          $268,000(4)            --
    Former Chairman and           1994        166,000            --            18,000             $  4,183(5)
    Former CEO                    1993        165,000            --            20,000              512,586(5)

  John F. Coyne                   1995       $119,000       $27,000           $50,000             $100,000
    Former President and          1994         78,000            --            67,000                   --
    Former COO                    1993         91,000            --            74,000               50,000

  M. Charles Van Rossen           1995        $90,000            --                --                   --
    Former Chief                  1994         73,000            --            $8,000              $15,000
    Financial Officer             1993         70,000            --             9,000               20,000

- ----------------
(1) Messrs. Horton and Vitelle, the current executive officers of the Company, were not employed by the Company during the periods covered by this table.

(2) Amounts shown include compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers. Amounts paid in British Pounds Sterling have been translated into the Company's functional currency using the average annual translation rate.

(3) Amounts in the "Other Annual Compensation" column include amounts credited to individual 401(k) accounts from a suspense account within the 401(k) Plan, statutory pension amounts as required in Northern Ireland and other non-cash benefits.

(4) Other Annual Compensation received by Mr. Cook in fiscal 1995 includes severance and earnings realized from exercise of stock options. An agreement was entered into by the Company and Mr. Cook at the annual stockholders meeting held May 31, 1995, in which Mr. Cook resigned from the Company and received severance equal to one year's salary of $165,000, of which $35,000 was paid in the year ended June 30, 1995.

(5) Such options were granted pursuant to an anti-dilution provision contained in Mr. Cook's 1991 stock option agreement. The anti-dilution provision was triggered as a result of the conversion and exchanges of convertible subordinated debentures and the exercise of stock options by others.


OPTION GRANTS IN LAST FISCAL YEAR ENDED JUNE 30, 1995

         The following table sets forth information concerning options granted to each of the named executive officers during fiscal 1995:


                                                                                       Potential Realizable
                                                                                         Value at Assumed
                                     % of Total                                       Annual Rates of Stock
                                       Options                                          Price Appreciation
                                     Granted to       Exercise or                        for Option Term
                      Options        Employees in     Base Price      Expiration      ---------------------
       Name           Granted        Fiscal Year        ($/Sh)           Date            5%           10%
       ----           -------        ------------     -----------     ----------       -------      --------
  John F. Coyne       50,000            41.7%           $1.25         07/06/2004       $39,306      $ 99,609
  John F. Coyne       50,000            41.6%           $1.375        08/09/2004       $43,236      $109,570


AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1995 AND
FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth information concerning options held by each of the named executive officers as of June 30, 1995.

                                                                                             Value of
                                                                    Number of               Unexercised
                                                                   Unexercised             in the Money
                               Shares                           Options at FY-End        Options At FY-End
                              Acquired           Value            Exercisable/              Exercisable/
         Name                on Exercise       Realized         Unexercisable (1)        Unexercisable (2)
         ----                -----------       --------         -----------------        -----------------
  John F. Coyne                   -                -              164,777 / 35,223        $55,590 / $13,160
  M. Charles Van Rossen           -                -               25,833 / 19,167        $10,717 / $ 7,709

- ---------------
(1) All options listed in the table are exercisable at option prices equal to fair market value on the date of grant.

(2) The value of unexercised in-the-money options is based upon the fair market value for the common stock on June 30, 1995 of $1.625 less the applicable option conversion price.

INDEMNIFICATION AGREEMENTS

         On August 3, 1987, as contemplated by the Company's Bylaws, the Board authorized the Company to enter into separate indemnification agreements with directors and former directors of the Company as well as executive officers of the Company and its subsidiaries. Such separate indemnification agreements were deemed necessary since, in the past, the Company had furnished at its expense directors and officers liability insurance protecting the foregoing individuals from personal liability in connection with their service to the Company. Such insurance is not always available to the Company at a reasonable cost or at desired policy limits. There was some concern that, in the absence of insurance, the indemnities available under the Company's Certificate of Incorporation and Bylaws may not be adequate to protect such individuals against the risk of personal liability associated with their service to the Company. The indemnification agreements provide that the Company will pay any amount which an indemnitee (i.e., a director or former director of the Company or an executive officer of the Company and/or its subsidiaries) is legally obligated to pay because of any claim or claims made against such indemnitee as a result of any act or omission, neglect, or breach of duty, including any actual or alleged error or misstatement or misleading statement, such indemnitee commits while acting in his capacity as a director of the Company or as an officer of the Company and/or its subsidiaries, or while serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. No indemnification is provided in situations involving dishonesty or improper personal profit, among other situations. The payments to be made under the indemnification agreements include damages, judgments, fines, ERISA excise taxes and penalties, settlements and costs, including defense costs, and costs of attachment or similar bonds.

EMPLOYMENT AGREEMENTS AND EXECUTIVE SEVERANCE ARRANGEMENTS

         On December 3, 1991, William E. Cook was elected President, Chief Executive Officer and a director of the Company. In connection therewith, Mr. Cook entered into a one year employment agreement which provided for an annual salary of $165,000. The employment agreement also provided that Mr. Cook receive an option vesting over 19 months to purchase a number of shares equal to 9% (596,992 shares) of the Company's then outstanding Common Stock at $.50 per share, which represented the lowest closing price of the Common Stock during the 30 days preceding December 3, 1991. The number of shares subject to option have been increased pursuant to anti-dilution provisions of the option agreement. On January 1, 1995, Mr. Cook entered into a new employment agreement with the Company under the same terms as Mr. Cook's prior agreement with the exception of Mr. Cook's severance benefits that were extended to one year. Mr. Cook resigned from the Company and the Board of Directors effective May 31, 1995 and received severance equal to one year's salary of $165,000.

         In December 1994, the Company entered into severance agreements with John Coyne, then President and Chief Operating Officer of the Company, and M. Charles Van Rossen, then Chief Financial Officer for the Company. Under these severance agreements, if a participant's employment were terminated other than for cause or voluntary resignation ("Involuntary Termination"), then he would be entitled to severance pay in the form of monthly payments equal to his then current monthly salary, less applicable withholdings and welfare benefits from his termination date until the earlier of (i) the date on which the participant accepts other full time employment or (ii) 180 days following the date of Involuntary Termination. The agreement also provides that for up to one year after the occurrence of a "change in control" of the Company, each participant is entitled to the severance provisions of the agreement upon voluntary resignation. Such a change in control was triggered by events at the Company's May 31, 1995 annual stockholders meeting. Mr. Van Rossen's employment by the Company ended on December 31, 1995, and he will receive severance benefits through June 30, 1996 pursuant to this agreement.

         On January 12, 1996, Gregory L. Horton was appointed President and Chief Executive Officer of the Company and, on February 2, 1996, was appointed a director of the Company. In connection therewith, Mr. Horton entered into an employment agreement dated October 16, 1995, which will terminate on November 1, 1999. Under this agreement, the Company appointed Mr. Horton the President and Chief Executive Officer of the

Company upon the Company's acquisition of SMTEK, Inc. Mr. Horton's employment agreement also provides for a base salary of $150,000 from SMTEK, Inc.'s acquisition date through June 30, 1996 and $150,000 for the fiscal year beginning July 1, 1996. This base salary will be reviewed annually by the Compensation Committee, but will not be adjusted downward without Mr. Horton's consent. Mr. Horton is also eligible to receive annual bonus compensation ranging up to 200% of the then current base salary. Such bonus compensation is based in part on increases in the Company's revenues and profits and upon the achievement of other objectives and criteria as the Board may establish. Mr. Horton's employment is "at will". Should he voluntarily resign or be terminated for cause, Mr. Horton will not be entitled to severance pay. He is entitled to severance pay equal to his base salary, payable ratably over 20 months, if he is terminated without cause. Such severance pay may, at the option of the Company, be payable in a number of shares of Common Stock with a market value which is equivalent in value to twenty times his then-current monthly base salary at the date of termination.

         In January 1996, Richard K. Vitelle was appointed Vice President-Finance and Administration, Treasurer and Chief Financial Officer pursuant to his January 4, 1996 employment contract with the Company. Mr. Vitelle's employment agreement provides for a base annual salary of $115,000, which is to be reviewed annually by the Compensation Committee but not adjusted downward without Mr. Vitelle's consent. Mr. Vitelle is also eligible to receive annual bonus compensation beginning with the fiscal year starting July 1, 1996 based on the achievement of objectives and criteria as the Company's President and Compensation Committee may establish. Pursuant to his employment agreement, Mr. Vitelle was granted a stock option covering 85,000 shares exercisable at $1.625 per share, which was the fair market value on the grant date. The shares covered by this option become exercisable in three equal installments on January 25, 1997 and on the next two anniversaries thereof.
Mr. Vitelle's employment is "at will". If Mr. Vitelle's employment is terminated for cause he is not entitled to severance pay. He is entitled to six months base salary as severance pay if he is terminated without cause and 12 months salary if such termination is the result of a merger with, or acquisition of the Company by, another company.


                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors (the "Committee") administers the Company's executive compensation programs and reviews and approves salaries of all elected officers, including those of the executive officers named in the Executive Compensation Table. The Committee is also responsible for administering the Company's stock option plans (except for the non-discretionary 1993 Non-Employee Directors Stock Option Plan) and making incentive awards. The Company's executive compensation programs are designed to:

         o provide competitive levels of base compensation in order to attract, retain and motivate high quality employees;

         o tie individual total compensation to individual performance and the success of the Company; and

         o align the interests of the Company's executive officers with those of its stockholders.

         BASE SALARY. Base salary is targeted to be moderate yet competitive in relation to salaries commanded by those in similar positions in comparable companies. Additional consideration is to be made in the form of bonuses or stock options, the latter through potential increases in the price of the Company's stock. The Committee reviews management recommendations for executives' salaries and examines survey data for executives with similar responsibilities in comparable companies to the extent such data is available. Individual salary determinations are based on experience, sustained performance and comparison to peers inside and outside the Company.

         INCENTIVE COMPENSATION PROGRAM. The Company maintains an incentive compensation program for substantially all officers and executives designed to reward such individuals for their contributions to corporate and individual objectives. In the past, the programs have provided additional compensation based on performance and profits of those operations for which the various executives have responsibility. During the last fiscal year, no amounts were paid to the Company's officers or executives under the plans due to cash constraints.

         STOCK OPTIONS. The Committee administers the Company's 1993 Stock Incentive Plan, which is designed to align the interests of management and other key employees with those of the Company's stockholders. The number of stock options granted is related to the recipient's base compensation and level of responsibility. All options have been granted with an option exercise price equal to the fair market value of the Company's common stock on the date of grant. The tables above set forth information concerning options granted to named executives during fiscal 1995.

         Because of the Company's financial condition and the importance of conserving cash, the Company has tended to limit the level of cash remuneration paid to executive officers and increase the level of stock option grants. Particularly during a period focused on operational and financial turnaround, the Committee believes that stock options closely align the objectives of management and the stockholders and provide a balance given the limits placed on cash remuneration. In the future, the Committee will continue to evaluate cash and stock incentive compensation alternatives to best achieve the objectives of the Company's executive compensation program.

         COMPENSATION OF CHIEF EXECUTIVE OFFICERS. William E. Cook resigned from the Company and the Board of Directors effective May 31, 1995. Mr. Cook's compensation is described above under the caption "Employment Agreements". The bases of Mr. Cook's compensation were established by the Compensation Committee as constituted prior to the change in control of the Board at the May 31, 1995 annual meeting.

         On January 12, 1996, Gregory L. Horton was appointed President and Chief Executive Officer of the Company. Mr. Horton's compensation package is designed to focus Mr. Horton's efforts toward the objectives of (i) integrating the Company's existing operations with those of SMTEK, Inc., which was acquired in January 1996, (ii) strengthening the Company's existing European operations,
(iii) making the Company profitable and competitive as a technologically advanced firm in it lines of business, and (iv) developing and implementing a growth strategy for the Company through internal operations and acquisition alternatives. Mr. Horton's cash compensation was negotiated with the Board of Directors and is described above under the caption "Employment Agreements". In May 1996, Mr. Horton was granted a stock option from the Company's 1993 Stock Incentive Plan covering 90,000 shares. These options are exercisable at $1.625, the fair market value on the grant date. The shares covered by this option become exercisable in three equal installments on January 12, 1997 and on the next two anniversaries thereof. On June 10, 1996, as an additional incentive to Mr. Horton and in order to further align his interests directly with the interests of the stockholders, Mr. Horton was granted a stock option from the Company's 1996 Stock Incentive Plan covering 310,000 shares at an exercise price of $1.75, pending stockholder approval of this plan. These options become exercisable in equal annual installments on the next three anniversaries of the grant date. The number of Mr. Horton's options may change pursuant to certain anti-dilution provisions of the option agreements.

         COMPENSATION OF ACTING OR INTERIM EXECUTIVE OFFICERS. Since their appointment after the May 31, 1995 annual stockholders meeting and through the date of their resignations, none of the acting or interim executive officers of the Company received cash compensation other than reimbursement for out of pocket expenses incurred during the conduct of their duties.

            Submitted by the Compensation Committee:  Erven Tallman,
                    Robert G. Wilson and Bernee D. L. Strom

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Alspach and Hankin served on the Compensation Committee in fiscal 1995 until their resignation from such committee on May 31, 1995. Mr. Tallman and Mr. Wilson were appointed to the Compensation Committee in June 1995. Ms. Strom was appointed to the Compensation Committee in February 1996. There are no interlocks between the Company and other entities involving the Company's executive officer and board members who serve as executive officers or board members of other entities.


                            STOCK PERFORMANCE GRAPH

         The following performance table compares the cumulative total return for the period from June 30, 1990 through June 30, 1995, from an investment of $100 in (i) the Company's Common Stock, (ii) the Dow Jones Industrials as a group, and (iii) the Dow Jones Computer Index group of companies (the Company's peer group). For each group an initial investment of $100 is assumed on July 1, 1990. The total return calculation assumes reinvestment of all dividends for the indices. The Company did not pay dividends on its Common Stock during the time frame set forth below.



                             [STOCK PERFORMANCE TABLE]



         The data points depicted on the graph are as follows:


                   Dow Jones                 Dow Jones
  Date          Industrial Ave.           Computer Index      DDL Electronics
  ----          ---------------           --------------      ---------------
06/30/90            100.00                    100.00             100.00
06/30/91            107.70                     86.25              27.58
06/30/92            124.21                     90.47              37.93
06/30/93            141.25                     71.34              61.41
06/30/94            147.84                     81.06              31.28
06/30/95            181.81                     87.46              43.52

                             PRINCIPAL STOCKHOLDERS

         Except as otherwise indicated, the following table sets forth as of June 7, 1996 the number of shares and percentage of outstanding Common Stock of the Company beneficially owned by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock,
(ii) each of the Company's directors, (iii) each officer listed in the Executive Compensation Table, and (iv) all executive officers and directors of the Company as a group:


        Beneficially Owned(1)                                 Shares of Common Stock
         Name and Address of                            ------------------------------------
         Beneficial Owner*                                Number            Percent of Class
        --------------------                            ---------           ----------------
      Karen Beth Brenner                                   16,400(2)(3)            **
        P.O. Box 9109
        Newport Beach, CA  92658

      Karen Beth Brenner (Sole Proprietorship)          1,441,444(2)(4)            6.3%
        1300 Bristol Street North #230
        Newport Beach, CA  92660

      Richard Fechtor                                     443,050(2)(5)            1.9%
        17 Emily Road
        Framington, MA  01701

      Fortuna Investment Partners, L.P.                   890,660(2)(6)            3.9%
        100 Wilshire Blvd., 15th Floor
        Santa Monica, CA  90401

      Ronald J. Vannuki                                   573,427(2)(7)            2.5%
        100 Wilshire Blvd., 15th Floor
        Santa Monica, CA  90401

      Don A. Raig                                         790,415(2)(8)            3.4%

      William E. Cook                                     706,116(9)               3.1%

      John F. Coyne                                       141,277(10)              **

      M. Charles Van Rossen                                17,500(11)              **

      Philip H. Alspach                                   101,635(12)              **

      Melvin Foster                                       174,500                  **

      Bernee Strom                                             --                  --

      Robert G. Wilson                                    850,000(13)              3.7%

      Erven Tallman                                       155,664                  **

      Gregory L. Horton                                 1,000,000(14)              4.4%

      Richard K. Vitelle                                   25,000(15)              **

      Directors and Executive
        Officers as a Group (11 persons)                3,962,107(16)             17.3%

- -------------------
  * Unless otherwise noted, all current directors and officers listed above can be contacted at DDL Electronics, Inc., 2151 Anchor Court, Newbury Park, California 91320.

 **   Represents less than 1% of the outstanding shares.

 (1) Unless otherwise noted, shares are held with sole voting and investment power. Stockholdings include, where applicable, shares held by the spouses and minor children, including shares held in trust.

 (2) This information is based upon a Schedule 13D dated February 23, 1995, as amended by a Schedule 13D dated April 1, 1995, filed with the Securities and Exchange Commission. Such schedules state that the beneficial owner is a member of a "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), comprised of Karen Beth Brenner, Karen Beth Brenner (Sole Proprietorship), Richard Fechtor, Fortuna Investment Partners, Ltd., Don
      A. Raig, and Ronald J. Vannuki. The members of this group are beneficial owners of 4,155,396 shares of the Company (18.1%) in the aggregate.

 (3) The Schedule 13D filed by the beneficial owner indicates that the beneficial owner has sole voting and dispositive power as to all 16,400 shares.

 (4) The Schedule 13D filed by the beneficial owner indicates that the beneficial owner has no voting power but sole dispositive power as to all 1,441,444 shares.

 (5) The Schedule 13D filed by the beneficial owner indicates that the beneficial owner has sole voting and dispositive power as to all 443,050 shares.

 (6) The Schedule 13D filed by the beneficial owner indicates that the beneficial owner has sole voting and dispositive power as to all 890,660 shares. Mr. Vannuki is the managing director of the general partner of this limited partnership.

 (7) The Schedule 13D filed by the beneficial owner indicates that the beneficial owner has sole voting and dispositive power as to all 573,427 shares.

 (8) According to a Form 4 filed June 30, 1995, Mr. Raig is beneficial owner of 790,415 shares of common stock including beneficial ownership of 63,115 shares issuable under conversion rights of the Company's 8 1/2% convertible subordinated debentures, held as a limited partner with Fortuna Investment Partners, L.P.

 (9) The Schedule 13D filed November 10, 1995 by the beneficial owner indicates that the shares beneficially owned by Mr. Cook are comprised of 166,654 shares held of record and 539,462 shares covered by exercisable options.

(10) Shares beneficially owned by Mr. Coyne include options for 140,277 shares that are exercisable or will be exercisable within 60 days of June 7, 1996.

(11) Shares beneficially owned by Mr. Van Rossen represent options for 17,500 shares that are or will be exercisable within 60 days of June 7, 1996.

(12) Shares beneficially owned by Mr. Alspach include options for 90,000 shares that are exercisable or will be exercisable within 60 days of June 7, 1996.

(13) Mr. Wilson's ownership includes beneficial ownership of 240,000 shares of common stock as a partner of Fortuna Investment Partners.

(14) Mr. Horton is the beneficial owner of 1,000,000 shares with sole voting and dispositive power as to all shares. Mr. Horton received his shares as consideration for his stock ownership in SMTEK, Inc., which was acquired by the Company on January 12, 1996.

(15) Of the shares beneficially owned by Mr. Vitelle, 20,000 shares underlie warrants granted to him in lieu of reimbursement for moving expenses incurred by reason of his employment by the Company in January 1996 as Vice President-Finance and Administration, Treasurer and Chief Financial Officer. Mr. Vitelle also received 5,000 shares as an additional moving expense reimbursement.

(16) Includes options for 787,239 shares that were or will be exercisable within 60 days of June 7, 1996. Beneficial ownership by current directors and executive officers as a group is 3,097,214 shares, or 13.5%, which includes 90,000 options exercisable within 60 days of June 7, 1996.


               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Under the securities laws of the United States, the directors and executive officers of the Company and persons who own more than 10% of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. The Company is required to disclose in this proxy statement any late filings during the 1995 fiscal year. To the Company's knowledge, based solely upon its review of the copies of such reports required to be furnished to the Company during the fiscal year ended June 30, 1995, during the fiscal year ended June 30, 1995, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% owners were complied with.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On June 28, 1995, the Company entered into consulting agreements with Fechtor, Detwiler & Co. and Fortuna Capital Management, Inc. Richard Fechtor, principal with Fechtor, Detwiler & Co., and Ron Vannuki, President of Fortuna Capital Management, Inc. and a general partner of Fortuna Investment Partners, Ltd., are also principal stockholders of the Company, and were members of a "group," as that term is used in Section 13(d)(3) of the Exchange Act of 1934, as amended (the "Exchange Act"), that filed a Schedule 13D dated February 23, 1995, as amended by a Schedule 13D dated April 1, 1995, with the Securities and Exchange Commission. In April 1996, as compensation for the consulting services provided pursuant these agreements and for consulting services provided by Karen Brenner, another principal stockholder of the Company and a member of the "group" described above, all such consulting services rendered in connection with the Company's acquisition of SMTEK, Inc., the Company issued common stock purchase warrants to Fechtor, Detwiler & Co., Fortuna Capital Management, Inc. and Karen Brenner to purchase 250,000, 150,000 and 50,000 shares, respectively, at $2.25 per share. After June 30, 1998, the exercise price of these warrants is $3.50 per share until the warrant expiration date on June 30, 2000.


                                 PROPOSAL TWO -
                   APPROVAL OF THE 1996 STOCK INCENTIVE PLAN


DESCRIPTION OF THE 1996 STOCK INCENTIVE PLAN

         The 1996 Stock Incentive Plan (the "Incentive Plan") of the Company was adopted by the Board on June 10, 1996, subject to stockholder approval. Unless earlier terminated, as described below, the Incentive Plan will terminate ten years after its adoption by the Board (June 10, 2006), but such termination will not affect any Award previously granted. The purpose of the Incentive Plan is to enable the Company and its subsidiaries to attract, retain and motivate their officers and key employees with compensatory arrangements and benefits that make use of or are measured by Common Stock so as to provide for or increase the proprietary interests of such persons in the Company and to align their interests with those of the Company's stockholders. Non-employee consultants to the Company also may be eligible on an ad hoc basis for the grant of awards other than awards of incentive stock options.

         The following summary description of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan which is attached to this Proxy Statement as Exhibit A.

         ADMINISTRATION AND ELIGIBILITY

         The Incentive Plan is required to be administered by a committee of the Board (the "Committee") consisting of no less than two directors who are "disinterested persons" within the meaning of Rule 16b-3, or any successor rule ("Rule 16b-3"), under the Exchange Act. The Compensation Committee has been designated as the current administrator of the Incentive Plan. The Compensation Committee is currently comprised of Messrs. Tallman and Wilson and Ms. Strom. Among other functions, the Committee has the authority to establish rules for the administration of the Incentive Plan; to select the employees and the consultants of the Company and its affiliates to whom awards will be granted; to determine the types of awards to be granted to employees and consultants and the number of shares covered by such awards; to determine the formula or other basis on which awards are to be made and to set the terms and conditions of such awards. The Committee may also determine whether the payment of any proceeds of any award shall or may be deferred by a participant in the Incentive Plan. Subject to the express terms of the Incentive Plan, determinations and interpretations with respect thereto will be in the sole discretion of the Committee, whose determinations and interpretations will be binding on all parties.

         Any employee of the Company or any affiliate, including any executive officer of the Company who is not a member of the Committee and any consultant to the Company, is eligible to be granted awards by the Committee under the Incentive Plan. The number of eligible employees and consultants may increase over time based upon future growth of the Company.

         AWARDS UNDER THE INCENTIVE PLAN; AVAILABLE SHARES

         The Incentive Plan authorizes the granting to employees and consultants of: (a) stock options, which may be either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code ("ISOs") or non-qualified stock options, provided that no consultant may be awarded an ISO; (b) stock appreciation rights ("SARs"); (c) restricted stock; (d) unrestricted stock; (e) performance shares and performance units; (f) phantom stock; and (g) dividend equivalents. The Incentive Plan provides that up to a total of 2,200,000 shares of Common Stock (subject to adjustment as described below) will be available for the granting of awards thereunder.

         The Company may assist any person to whom an award is granted under the Incentive Plan (including any officer of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (or without security) as shall have been authorized by the Committee.

          If any shares subject to awards granted under the Incentive Plan, or to which any award relates, are forfeited or if an award otherwise terminates, expires or is canceled prior to the delivery of all of the shares or other consideration issuable or payable pursuant to the award, such shares will be available for the granting of new awards under the Incentive Plan. Any shares delivered pursuant to an award may be either authorized and unissued shares of Common Stock or treasury shares held by the Company.

         TERMS OF AWARDS

         OPTION AWARDS. Options granted under the Incentive Plan to employees may be either ISOs or non-qualified stock options. Consultants are only eligible to receive non-qualified stock options. The exercise price per share of Common Stock subject to options granted to employees or consultants under the 1996 Plan will be determined by the Committee, provided that, as to employees and consultants covered by Section 16 of the Exchange Act, the exercise price is equal to the amount (such as the par value of such shares) required to be received by the Company in order to assure compliance with applicable state law, or is equal to or greater that 50% of the Fair Market Value (as defined below) of such shares on the date of grant of such award.
The exercise price
of an ISO shall not be less than 100% of the Fair Market Value of the shares of Common Stock subject to the ISO on the date of grant. In the case of an ISO granted to a 10% stockholder, the price at which each share of Common Stock covered by the ISO may be purchased shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant. The Committee has absolute discretion to determine the exercise price of non-qualified stock options suitable to attain the purposes of the Incentive Plan. The term of any option granted to an employee or consultant under the Incentive Plan will be as determined by the Committee, provided that the term of an ISO may not exceed ten years from the date of its grant or in the case of an ISO granted to a 10% stockholder, more than five years from the date of grant. Options granted to employees and consultants under the Incentive Plan will become exercisable in such manner and within such period or periods and in such installments or otherwise as determined by the Committee. Options may be exercised by payment in full of the exercise price, either (at the discretion of the Committee) in cash or in whole or in part by tendering shares of Common Stock or other consideration having a fair market value on the date of exercise equal to the option exercise price. All ISOs granted under the Incentive Plan will also be required to comply with all other terms of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         If upon the exercise of an option granted under the Incentive Plan (the "Original Option"), the optionee pays the purchase price for the Original Option in whole or in part in shares of Common Stock owned by the optionee for at least six months, the Company shall grant to the optionee on the date of such exercise an additional Option under the Plan (the "Reload Option") to purchase that number of shares of Common Stock equal to the number of shares of Common Stock so held for at least six months and transferred to the Company in payment of the purchase price upon the exercise of the Original Option. The price at which each share of Common Stock covered by the Reload Option may be purchased shall be the Fair Market Value per share of Common Stock on the date of exercise of the Original Option. The Reload Option shall not be exercisable until one year after the date the Reload Option is granted or after the expiration date of the Original Option. Upon the payment of the purchase price for a Reload Option granted hereunder in whole or in part in shares of Common Stock held for more than six months, the optionee is entitled to receive a further Reload Option. Shares of Common Stock covered by a Reload Option shall not reduce the number of shares of Common Stock available under the Incentive Plan.

         SARS. A SAR granted under the Incentive Plan will confer on the holder a right to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the Award, to the date of exercise. Payment of a SAR may be made in cash or in shares valued at their Fair Market Value on the date of exercise, or a combination thereof, as specified in the Award. SARs may, but need not, relate to and be granted in conjunction with specific options. The grant price, term, methods of exercise, methods of settlement (including whether the holder of an SAR will be paid in cash, shares of Common Stock or other consideration), and any other terms and conditions of any SAR granted under the Incentive Plan will be determined by the Committee at the time of grant. Any exercise by an officer or director of the Company of a SAR may be made only during the ten-day period beginning on the third business day following the release for publication of any quarterly or annual statement of sales and earnings by the Company and ending on the 12th business day following the date of such release, or such other period of time as may be provided under Rule 16b-3.

         RESTRICTED STOCK. Shares of restricted stock granted to employees or consultants under the Incentive Plan will be subject to such restrictions and conditions as the Committee may impose, including, but not be limited to, the deferral of a percentage of the employee's annual cash compensation to be applied toward the purchase of restricted stock. Restricted stock may be awarded as a bonus for services rendered or to be rendered in the service of the Company or its subsidiaries. The restrictions imposed on the shares may lapse separately or in combination at such time or times, or in such installments or otherwise, as the Committee may deem appropriate. Except as otherwise determined by the Committee, upon termination of an employee's employment for any reason during the applicable restriction period, all shares of restricted stock still subject to restriction will be subject to forfeiture by the employee.

         UNRESTRICTED STOCK. The Committee, in its discretion, may from time to time sell or award unrestricted stock (or debt or other securities which are convertible into unrestricted stock) to any eligible employee or consultant. Each employee or consultant who is awarded unrestricted stock shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the award. Such conditions may include, but shall not be limited to, the deferral of a percentage of the employee's annual cash compensation to be applied toward the purchase of unrestricted stock. Unrestricted stock may be awarded as a bonus for services rendered or to be rendered in the service of the Company or its subsidiaries or may be awarded in connection with a performance award. Upon the issuance of unrestricted stock to an employee or consultant, the employee or consultant will have the entire beneficial ownership and all the rights and privileges of a stockholder with respect to the unrestricted stock awarded, including the right to receive dividends and the right to vote such unrestricted stock

         PERFORMANCE SHARES AND PERFORMANCE UNITS. The Incentive Plan also provides for the granting of performance shares or units to employees and consultants. A performance share is an award that represents a fixed number of shares of unrestricted stock and a performance unit is an award that represents a fixed amount of cash each of which vests at a specified time or over a period of time in accordance with performance criteria established in connection with the granting of the award. The Committee will determine and/or select the applicable performance period, the performance goal or goals (and the performance level or levels related thereto) to be achieved during any performance period, the proportion of payments, if any, to be made for performance between the minimum and full performance levels for any performance goal and, if applicable, the relative percentage weighting given to each of the selected performance goals, and any other terms, conditions and rights relating to the grant of performance shares or units. The performance goals selected by the Committee may, to the extent applicable, relate to a specific division or subsidiary of the Company or apply on a Company-wide basis.

         Following completion of the applicable performance period, the performance share or unit will vest. The vested portion of a performance share is payable to the grantee either in the shares of Unrestricted Stock it represents or in cash in an amount equal to the Fair Market Value of those shares on the date of vesting, or a combination thereof, as specified in the agreement between the Company and the grantee. The vested portion of a performance unit is payable to the grantee either in cash or in shares of unrestricted stock valued at their Fair Market Value on the date of vesting, or a combination thereof, as specified in the agreement between the Company and the grantee.

         PHANTOM STOCK AND DIVIDEND EQUIVALENTS. The Committee, in its discretion, may from time to time grant Phantom Stock or Dividend Equivalents to Employees or Consultants under the Incentive Plan. Phantom Stock is the right to receive an amount of cash under the Incentive Plan measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a dividend equivalent. A dividend equivalent is a right granted under the Incentive Plan to receive an amount, in cash, equivalent to the dividends that are paid, if any, on a specified number of shares of Common Stock during a specified period of time. Each award of phantom stock or a dividend equivalent shall be evidenced by an agreement which shall be in such form and contain such provisions as the Committee may from time to time approve, consistent with Incentive Plan.

         FAIR MARKET VALUE. For purposes of the Incentive Plan, "Fair Market Value" means, with respect to the Common Stock on any day, (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading, or (ii) if not so reported, the closing sales price on the immediately preceding business day of a share of Common Stock as published in the Nasdaq National Market Issues report in The Wall Street Journal, or (iii) if no such closing prices are reported, the mean between the high bid and low asked prices on the immediately preceding business day as reported on the Nasdaq National Market System, or
(iv) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported or furnished, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion. The market value of an option granted under the Incentive Plan on any day shall be the Fair Market Value of the underlying Common Stock less the exercise price of the option. A "business day" is any day, other than a Saturday or Sunday, on which the relevant market is open for trading.

         ADJUSTMENTS

         Subject to any required action by the stockholders of the Company, the maximum number of shares of Common Stock that may be issued under the Incentive Plan, the number of shares of Common Stock covered by each outstanding option, the number of shares of Common Stock to which each SAR relates, the kind of shares subject to outstanding options, the per share exercise price under each outstanding option and the number and/or kind of shares or securities or other forms of consideration which may be sold or issued under the Incentive Plan and for which awards may thereafter be granted and for which awards previously granted under the Incentive Plan may thereafter be exercised or settled, shall be adjusted to the extent and in the manner the Committee deems appropriate for any increase or decrease in the number of issued shares of Common Stock resulting from a reorganization, recapitalization, restructuring, reclassification, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, rights offering subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other change in the corporate structure or shares of the Company.

         If the Company is the surviving corporation in any merger, each outstanding option and SAR will pertain to and apply to the securities or other consideration that a holder of the number of shares of Common Stock subject to the option or to which the SAR relates would have been entitled to receive in the merger. A dissolution, liquidation or consolidation of the Company or a merger in which the Company is not the surviving corporation, other than a merger effected for the purpose of changing the Company's domicile, will cause each outstanding option and SAR to terminate, provided that each holder shall, in such event, have the right immediately prior to such dissolution, liquidation, merger or consolidation, to exercise his or her option or SAR in whole or in part without regard to any installment provision, but if a SAR has been granted in connection with an option neither the option nor the SAR shall be exercisable within six months after their grant except in the event of death or disability of the optionee. The foregoing sentence shall apply to any outstanding options which are ISOs to the extent permitted by Code Section 422(d), and such outstanding ISOs in excess thereof shall, immediately upon the occurrence of a merger, consolidation, sale, transfer, acquisition, tender offer or exchange offer, be treated for all purposes of the Plan as non-qualified stock options and shall be immediately exercisable as such as provided in the foregoing sentence.

         LIMITS ON TRANSFERABILITY

         An option or a SAR may only be transferred by will, the laws of descent or distribution, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended ("Code") or Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder, or as otherwise permitted by Rule 16b-3 of the Securities and Exchange Commission ("Rule 16b-3") and the Committee may place further limitations on such transfers. Restricted stock may not be transferred except as in accordance with the restrictions set forth in the agreement between the Company and the grantee governing such grant. Generally, no limitations will be imposed by the Company with respect to unrestricted stock. The Committee will impose restrictions on the transferability of performance shares and units, phantom stock and dividend equivalents as in its discretion are deemed appropriate for the purposes of the Incentive Plan.

         AMENDMENT AND TERMINATION

         The Committee may from time to time amend, suspend or discontinue the Incentive Plan or revise it in any respect whatsoever for the purpose of maintaining or improving the effectiveness of the Incentive Plan as an incentive device, for the purpose of conforming the Incentive Plan to applicable governmental regulations or to any change in applicable law or regulations, or for any other purpose permitted by law; provided, however, that no such action by the Committee shall adversely affect any award previously granted under the Incentive Plan without the consent of the holder so affected; and provided further that the Committee may not materially increase the number of shares of Common Stock authorized under the Incentive Plan or materially modify the Incentive Plan's requirements as to eligibility for participation in the Incentive Plan without the approval of the stockholders of the Company.

         WITHHOLDING

         An employee granted awards under the Incentive Plan shall be conclusively deemed to have authorized the Company to withhold from the salary, commissions or other compensation of such employee funds in amounts or property (including Common Stock) in value equal to any federal, state and local income, employment or other withholding taxes applicable to the income recognized by such employee and attributable to the awards as, when and to the extent, if any, required by law; provided, however, that in lieu of the withholding of federal, state and local taxes as herein provided, the Company may require that the employee or consultant (or other person exercising an option or SAR, or holding restricted stock, unrestricted stock or other property or cash pursuant to Incentive Plan) pay the Company an amount equal to the federal, state and local withholding taxes on such income at the time such withholding is required or at such other time as shall be satisfactory to the Company. An award may provide for the satisfaction of a recipient's tax withholding obligation by the retention of shares to which the recipient would otherwise be entitled or by the recipient's delivery of previously owned shares or other property.


                               NEW PLAN BENEFITS
                           1996 STOCK INCENTIVE PLAN



          Name                             Position                   Dollar Value     No. of Units (1)
          ----                             --------                   -------------    ----------------
Gregory L. Horton         President and Chief Executive Officer             (2)             310,000

Erven Tallman             Chairman and Former Acting CEO                     -                 -

William E. Cook           Former Chairman and Former CEO                     -                 -

Richard K. Vitelle        VP - Finance and Administration and CFO           (2)             100,000

John F. Coyne             Former President and COO                           -                 -

M. Charles Van Rossen     Former Chief Financial Officer                     -                 -

All current executive officers as a group                                   (2)             410,000

All current non-executive officer directors as a group                      (3)               (3)

All current non-executive officer employees as a group                      (2)             271,000

- -----------------
(1) For purposes of this table, "units" are options granted under the Company's 1996 Stock Incentive Plan to purchase shares of Common Stock. On June 10, 1996, subject to stockholder approval of the 1996 Stock Incentive Plan, options were granted to Messrs. Horton and Vitelle, the Company's current executive officers, and to certain managers and key employees of the Company's three operating units. These options have an exercise price of $1.75 per share, which was the market value of the Common Stock on the grant date, and become exercisable in equal annual installments over three years.

(2) The dollar value of options to purchase shares of the Company's Common Stock, which are exercisable only in the future, cannot be determined at this time due to fluctuating market prices. On June 13, 1996, the Company's Common Stock closed at $2.00 per share on the New York Stock Exchange.

(3) Non-employee directors of the Company are ineligible to participate in the 1996 Stock Incentive Plan


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         STOCK OPTIONS

         The grant of a stock option under the 1996 Plan will create no income tax consequences to the employee or consultant of the Company. An employee or consultant who is granted a non-qualified stock option will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. Participants who are directors of the Company and other participants who are otherwise deemed to be affiliates of the Company and therefore subject to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended ("16(b) Optionees"), are not deemed to recognize the ordinary income attributable to the exercise of an option until the occurrence of both (i) an exercise and (ii) the earlier of (a) the expiration of six months after the date of grant of the option and (b) the first day on which the sale at a profit of the Common Stock acquired pursuant to the option will not subject the participant to Section 16(b) liability (the "Recognition Date"). The amount of ordinary income to be recognized by 16(b) Optionees on the Recognition Date will equal the excess of the fair market value on the Recognition Date of the Common Stock so purchased over the Exercise Price, unless the 16(b) Optionee files a written election with both the Internal Revenue Service and the Company pursuant to Section 83(b) of the Internal Revenue Code within thirty days after exercise to have the ordinary income attributable to exercise realized as of the date of exercise, in which case the 16(b) Optionee will recognize ordinary income on the date of exercise equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the employee or consultant.

         A subsequent disposition of the Common Stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the date of exercise (or, in the case of 16(b) Optionees who do not make an 83(b) election, on the Recognition Date). This capital gain or loss will be a long-term or short-term capital gain or loss depending upon the time elapsed between receipt and disposition of the shares.

         In general, an employee will recognize no income or gain as a result of exercise of an incentive stock option ("ISO") (except that the alternative minimum tax may apply). Except as described below, any gain or loss realized by the employee on the disposition of the Common Stock acquired pursuant to the exercise of an ISO will be treated as a long-term capital gain or loss and no deduction will be allowed to the Company. If the employee fails to hold the shares of Common Stock acquired pursuant to the exercise of an ISO for at least two years from the date of grant of the ISO and one year from the date of exercise, the employee will recognize ordinary income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or
(b) the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the employee. Any additional gain realized by the employee over the fair market value at the time of exercise will be treated as a capital gain. This capital gain will be either a long-term or short-term capital gain depending upon the time elapsed between receipt and disposition of such shares.

         STOCK APPRECIATION RIGHTS

         The grant of an SAR will create no income tax consequences for an employee or consultant or the Company. Upon exercise of a SAR, the employee or consultant will recognize ordinary income equal to the amount of any cash received. If an employee or consultant receives Common Stock or other property upon the exercise of a SAR, the employee or consultant will recognize ordinary income equal to the fair market value of any shares of Common Stock or other property at the time the property is not subject to a substantial risk of forfeiture or is transferable. If the employee or consultant receives an option or shares of restricted stock upon exercise of an SAR, recognition of income may be deferred in accordance with the rules applicable to such awards. The Company will be entitled to a deduction in the same amount and at the same time as income is recognized by the employee or consultant.

         RESTRICTED STOCK

         An employee or consultant will not recognize income at the time an award of restricted stock is made under the 1996 Plan, unless the election described below is made. However, an employee or consultant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the excess of the fair market value of the restricted stock at such time over the purchase price paid by the employee or consultant for such stock. The Company will be entitled to a corresponding deduction in the same amount and at the same time as the employee or consultant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in capital gain or loss (long-term or short-term depending on the length of time the restricted stock is held after the time the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid. The Company will be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

         An employee or consultant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the excess of the fair market value of such restricted stock (ignoring all restrictions on the stock other than those that by their terms will never lapse) on the date of the award over the purchase price paid by the participant for such stock. The Company will be entitled to a corresponding deduction in the same amount and at the same time as the employee or consultant recognizes income. If the election is made, any cash dividends received with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in capital gain or loss (long-term or short-term depending on the holding period). If the employee or consultant who has made an election subsequently forfeits the restricted stock, the employee or consultant will not be entitled to deduct any loss. In addition, the Company would then be required to include as ordinary income the amount of the deduction it originally claimed with respect to such shares.

         PERFORMANCE SHARES OR PERFORMANCE UNITS, PHANTOM STOCK,
         DIVIDEND EQUIVALENTS AND UNRESTRICTED STOCK

         The grant of performance shares or performance units, or the promise to pay Phantom Stock, Dividend Equivalents and Unrestricted Stock in the future will create no income tax consequences for the employee or consultant or the Company. The employee or consultant will recognize ordinary income upon the receipt of cash equal to the amount of cash received, or, if Common Stock is received, at the time the property is not subject to a substantial risk of forfeiture or is transferable, equal to the fair market value of the shares of Common Stock at that time. The Company will be entitled to a deduction in the same amount and at the same time as income is recognized by the employee or consultant.

VOTE REQUIRED FOR APPROVAL

         Approval of the Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting. An abstention with respect to Proposal Two will have the same effect as a negative vote, but because shares held by brokers as to which the brokers withhold authority on this proposal will not be considered entitled to vote on this proposal, a broker non-vote will have no effect on this vote. The Board believes that it is not possible for the Company to achieve its strategic plan without adoption of the Incentive Plan. The Board believes that if its strategic plan succeeds, the increased value for stockholders will offset the prospective substantial dilution through the exercise of options caused by implementing the Incentive Plan.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL
                       OF THE 1996 STOCK INCENTIVE PLAN.


                                PROPOSAL THREE -
         APPROVAL OF THE 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


DESCRIPTION OF THE 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         The Company's Non-Employee Directors Stock Option Plan (the "Directors Plan") was adopted by the Board on June 10, 1996, subject to stockholder approval. The purpose of the Directors Plan is to promote the best interests of the Company and its stockholders by providing members of the Board who are not employees of the Company or its affiliates, with an opportunity to acquire a proprietary interest in the Company. By encouraging stock ownership by directors who are not employees of the Company or its affiliates, the Company seeks to attract and retain on the Board persons of exceptional competence and to provide a further incentive to serve as a director of the Company.

         The following summary description of the Directors Plan is qualified in its entirety by reference to the full text of the Directors Plan which is attached to this Proxy Statement as Exhibit B.

         ADMINISTRATION AND ELIGIBILITY

         The Directors Plan will be administered by the Board or a committee appointed by the Board (the "Committee") comprised of at least two members of the Board who are "disinterested persons" within the meaning of Rule 16b-3 or any successor rule. All references to the Board in connection with the Directors Plan will also be deemed to be a reference to the Committee. The Board, subject to the express provisions of the Directors Plan, has the power to construe the Directors Plan and any agreements defining the rights and obligations of the Company and option recipients, to resolve all questions arising thereunder, to adopt and amend such rules and regulations for the administration thereof as it may deem desirable, and otherwise to carry out the terms of the Directors Plan and such agreements. The interpretation and construction by the Board of any provisions of the Directors Plan or of any option granted under the Directors Plan shall be final. Notwithstanding the foregoing, the Board shall have no authority or discretion as to the selection of persons eligible to receive options granted under the Directors Plan, the number of shares covered by options granted under the Directors Plan, the timing of such grants, or the exercise price or vesting provisions of options granted under the Directors Plan, which matters are specifically governed by the provisions of the Directors Plan.

         A director shall be eligible to receive grants of options under the Directors Plan (an "Eligible Director") if, at the time of the option's grant, he or she is a duly elected or appointed member of the Board, but is not and has not since the beginning of the Company's most recently completed fiscal year been an employee of the Company or any of its affiliates (except for a director who has served solely as an uncompensated interim executive officer and who no longer serves in that capacity) and is not otherwise eligible to participate in any other incentive or compensation plan of the Company or its affiliates that awards stock, stock options or stock appreciation rights. Initially, five directors are eligible to participate in the Directors Plan.

         AWARDS UNDER THE DIRECTORS PLAN; AVAILABLE SHARES

         The Directors Plan provides for the automatic annual grants of non-qualified stock options to Eligible Directors. The Directors Plan provides that 900,000 shares of Common Stock (subject to adjustment as described below) will be available for the granting of options thereunder.

         In the event that any outstanding option under the Directors Plan expires by reason of lapse of time or is otherwise terminated without exercise for any reason, then the shares of Common Stock subject to any such option that have not been issued upon expiration or termination of the option shall again become available in the pool of shares of Common Stock for which options may be granted under the Directors Plan. Any shares delivered pursuant to an award may be either authorized and unissued shares of Common Stock or treasury shares held by the Company.

         TERMS OF AWARDS

         Subject to approval by the stockholders of the Company, the Directors Plan will provide for automatic yearly grants of non-qualified stock options to purchase 30,000 shares of Common Stock (subject to adjustment and vesting as described below) to each Eligible Director serving on the Board at the time of the grant. Each option grant has a ten-year term, and will permit the holder to purchase shares at their Fair Market Value on the date the option was granted. Option grants under the Directors Plan will be made initially on July 15, 1996 and thereafter on July 1 of each year (or the first business day thereafter on which the Company's Common Stock is traded on the principal securities exchange on which it is listed) commencing on July 1, 1997.

         If such stockholder approval is received at the Annual Meeting, all Eligible Directors serving on the Board on July 15, 1996 will each automatically receive a grant of a non-qualified option to purchase 30,000 shares of Common Stock, at an exercise price equal to the Fair Market Value of the Common Stock on that date. Eligible Directors will be entitled to receive the automatic yearly grants under the Directors Plan as described above only for so long as the Directors Plan remains in effect and a sufficient number of shares are available for the granting of such options thereunder.

         The term "Fair Market Value" when used in reference to the value of a share of Common Stock in calculating the exercise price of options granted under the Director Plan shall mean, on any day, (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading, or (ii) if not so reported, the closing sales price on the immediately preceding business day of a share of Common Stock as published in the Nasdaq National Market Issues report in The Wall Street Journal, or (iii) if no such closing prices are reported, the mean between the high bid and low asked prices on the immediately preceding business day as reported on the Nasdaq National Market System, or (iv) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Board. In the event that the price of a share of Common Stock shall not be so reported or furnished, the fair market value of a share of Common Stock shall be determined by the Board in its absolute discretion. A "business day" is any day, other than a Saturday or Sunday, on which the relevant market is open for trading.

         Options granted to Eligible Directors will terminate on the earlier of
(a) ten years after the date of grant, or (b) 90 days after the Eligible Director ceases to be an Eligible Director for any reason. Options granted to Eligible Directors may be exercised under the Directors Plan by payment in full of the exercise price in cash or such other consideration as the Board may deem acceptable, including without limitation Common Stock. In addition, the Board may, in the exercise of its discretion, (i) allow exercise of an option in a broker-assisted or similar transaction in which the exercise price is not received by the Company until immediately after exercise, and/or (ii) allow the Company to loan the exercise price to the person entitled to exercise the option, if the exercise will be followed by an immediate sale of some or all of the underlying shares and a portion of the sales proceeds is dedicated to full payment of the exercise price.

         ADJUSTMENTS

         If the outstanding shares of Common Stock of the Company are (a) increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the properties of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (b) if the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made by the Board in (x) the maximum number and kind of shares subject to the Plan, (y) the number and kind of shares subject to then outstanding options, and (z) the price for each share or other unit of any other securities subject to then outstanding options.

         If the Company is the surviving corporation in any merger or consolidation, each outstanding option will pertain and apply to the securities to which a holder of the same number of shares of Common Stock that are subject to that option would have been entitled. A Change in Control (as defined below) of the Company shall cause the Directors Plan to terminate, provided that outstanding options granted to directors who remain Eligible Directors after such Change in Control shall remain in effect according to their terms, and outstanding options granted to directors who cease to be Eligible Directors after such Change in Control shall remain exercisable for a period of 90 days following such Change in Control. For purposes of the Directors Plan, a "Change in Control" means: (a) the acquisition (other than from the Company) by any person or group (excluding the Company, its subsidiaries, or any employee benefit plan of the Company or its subsidiaries) of beneficial ownership of 50% or more of the then outstanding shares of Common Stock; or (b) approval by the stockholders of the Company of a reorganization, merger or consolidation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation, or
(ii) a merger or consolidation effected to implement a recapitalization of the Company in which no person acquires 50% or more of the combined voting power of the Company's then outstanding voting securities; or (c) approval by the stockholders of the Company of a plan of complete liquidation or an agreement for the sale or other disposition of substantially all of the Company's assets.

         LIMITS OF TRANSFERABILITY

         Options granted under the Plan shall be transferable only to the extent such transfer is by will, the applicable laws of descent and distribution, pursuant to a qualified domestic relations order, as defined by the Code or Title I of ERISA or the rules thereunder, or as otherwise permitted by Rule 16b-3. Each award will be exercisable during the optionee's lifetime only by such optionee or, if permissible under applicable law, by the optionee's guardian or legal representative.

         AMENDMENT AND TERMINATION

         The Board may, insofar as permitted by law, from time to time suspend or discontinue the Directors Plan or revise or amend it in any respect whatsoever that would not compromise the ability of Eligible Directors to serve as disinterested administrators of the Company's other employee benefit plans under Section 16 of the Exchange Act, and the rules promulgated thereunder, except that no such amendment shall alter or impair or diminish any rights or obligations under any option previously granted under the Directors Plan without the consent of the person to whom such option was granted. In addition, if an amendment to the Directors Plan would increase the number of shares subject to the Directors Plan, increase the number of shares for which an option or options may be granted to any optionee, change the class of persons eligible to receive options under the Directors Plan, provide for the grant of options having an exercise price per option share less than the exercise price specified in the Directors Plan, extend the final date upon which options may be granted under the Directors Plan, or otherwise materially increase the benefits accruing to participants in a manner not specifically contemplated by the Directors Plan or affect the Directors Plan's compliance with Rule 16b-3, the amendment, except as discussed under the heading "Adjustments" above, shall be approved by the Company's stockholders to the extent required to comply with Rule 16b-3 or any other state or federal securities law. Under no circumstances may the provisions of the Directors Plan that provide for the amounts, price, and timing of option grants be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder. Subject to the foregoing, the Board may amend the Plan to comply with or take advantage of changes in the rules promulgated by the Securities and Exchange Commission or its staff under
Section 16 of the Exchange Act


                               NEW PLAN BENEFITS
                 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN



          Name                                                        Dollar Value     No. of Units(1)
          ----                                                        -------------    ---------------
All current non-executive officer directors as a group                      (2)           150,000(3)

- ---------------
(1) For purposes of this table, "units" are options to purchase shares of Common Stock. The numbers in this table also assume that there will be five Eligible Directors on July 15, 1996, the initial option grant date under the Director's Plan.

(2) The dollar value of options to purchase shares of Common Stock which have not yet been granted, and which when granted will be exercisable only in the future, cannot be determined at this time. On June 13, 1996, the Company's Common Stock closed at $2.00 per share on the New York Stock Exchange.

(3) Of the Company's directors, only Ms. Strom and Messrs. Alspach, Foster, Tallman and Wilson are currently eligible to participate in the Directors Plan. Under the terms of the Directors Plan, the options granted become exercisable six months after date of grant.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The grant of a stock option under the Directors Plan will create no income tax consequences to a director or the Company. The Eligible Directors are subject to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, and are not deemed to recognize the ordinary income attributable to the exercise of an option until the occurrence of both (i) an exercise and (ii) the earlier of (a) the expiration of six months after the date of grant of the option and (b) the first day on which the sale at a profit of the Common Stock acquired pursuant to the option will not subject the Eligible Director to Section 16(b) liability (the "Recognition Date"). The amount of ordinary income to be recognized by an Eligible Director on the Recognition Date will equal the excess of the fair market value on the Recognition Date of the Common Stock so purchased over the Exercise Price, unless the Eligible Director files a written election with both the Internal Revenue Service and the Company pursuant to Section 83(b) of the Internal Revenue Code within thirty days after exercise to have the ordinary income attributable to exercise realized as of the date of exercise, in which case the Eligible Director will recognize ordinary income on the date of exercise equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the director.

         A subsequent disposition of the Common Stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the Recognition Date (or, in the case of a director who has made an 83(b) election, on the date of exercise). This capital gain or loss will be a long-term or short-term capital gain or loss depending upon the time elapsed between receipt and disposition of the shares.

VOTE REQUIRED FOR APPROVAL

         Approval of the Directors Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting. An abstention with respect to Proposal Three will have the same effect as a negative vote, but because shares held by brokers as to which the brokers withhold authority on this proposal will not be considered entitled to vote on this proposal, a broker non-vote will have no effect on this vote.

         The Board believes that it is not possible for the Company to achieve its strategic plan without adoption of the Directors Plan. The Board believes that if its strategic plan succeeds, the increased value for stockholders will offset the prospective substantial dilution through the exercise of options caused by implementing the Directors Plan.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
         APPROVAL OF THE 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.


                                PROPOSAL  FOUR -
            APPROVAL OF A PLAN OF WARRANT COMPENSATION FOR DIRECTORS
          WHO JOINED THE COMPANY'S BOARD OF DIRECTORS ON MAY 31, 1995


DESCRIPTION OF DIRECTOR WARRANTS

         The Directors Warrants were adopted by the Executive Committee of the Board on June 28, 1995 and were ratified by the Board of Directors on June 10, 1996, subject to stockholder approval. The purpose of the Directors Warrants is to compensate Ms. Strom and Messrs. Tallman, Wilson, Raig and Foster (collectively, the "Warrant Directors") for their services rendered and responsibility assumed as members of the Board and associated with a change in control of the Company, and the particular time commitments associated with these activities. Grants of the Director Warrants are not considered annual compensation for directors. The Warrant Directors have not received any other compensation for their services from the Company since their election or appointment to the Board. The Directors Warrants were granted in lieu of cash compensation in an effort to preserve the cash resources of the Company, give these directors an equity interest in the Company and allow the Company to receive new capital upon exercise of the Directors Warrants.

         The following summary description of the Directors Warrants is qualified in its entirety by reference to the full text of the form of Directors Warrant Agreement to be dated as of July 1, 1995 (the "Warrant Agreement") between the Company and each Warrant Director, which is attached to this Proxy Statement as Exhibit C.

         TERMS AND CONDITIONS

         The Directors Warrants will be effective immediately on their approval by the stockholders of the Company as of the date of the Annual Meeting. Each Warrant Director will receive Directors Warrants that will be exercisable for 75,000 shares of Common Stock (the "Warrant Shares").

         The Directors Warrants are evidenced by a series of warrant certificates issued by the Company pursuant to the Warrant Agreements between the Company and each Warrant Director. Each Directors Warrant entitles the holder thereof to purchase one share of Common Stock at an exercise price (the "Exercise Price") of $1.50 through June 30, 1998, and thereafter $2.50 until the expiration or redemption of the Directors Warrants. Such Exercise Price as well as the number of Warrant Shares covered by each Directors Warrant and the number of Directors Warrants outstanding are subject to adjustment as summarized below. Any registered holder of a Directors Warrant may exercise such warrant, in whole or in part, at any time after January 1, 1996, provided that the Company has received an order of effectiveness from the Securities and Exchange Commission for a registration statement filed pursuant to the registration rights granted under the Warrant Agreement. Currently, no such registration statement has been filed by the Company. The Directors Warrants may be exercised, in whole or in part, until the earlier of (i) June 30, 2000 (the "Expiration Date"), and (ii) the business day immediately preceding a redemption by the Company of the Directors Warrants.

         The Exercise Price, the number of Warrant Shares covered by each Directors Warrant and the number of Directors Warrants outstanding are subject to adjustments from time to time on the occurrence of certain events. Such events include the issuance of Common Stock as a dividend, a subdivision of Common Stock, a combination of Common Stock into a smaller number of shares, the issuance of capital stock in any reclassification of the Common Stock, the fixing of record dates for the issuance of rights or warrants allowing the purchase of shares of Common Stock at a price less than the current per share market value of the Common Stock and the fixing of a record date for the distribution to all holders of Common Stock (including distributions made in connection with mergers in which the Company is the surviving entity) of evidences of indebtedness, assets, subscription rights or warrants. No adjustment in the Exercise Price is required unless the adjustment would require an increase or decrease of at least five per cent (5%) in such price, but any adjustment that is not required to be made will be carried forward and taken into account in any subsequent adjustment.

         The Company may at its option, at any time after June 30, 1996, redeem all but not less than all the then outstanding Directors Warrants at a redemption price (the "Redemption Price) of $.05 per Directors Warrant if, but only if, the per share price of the Common Stock on the New York Stock Exchange equals or exceeds $4.00 per share of Common Stock. The Redemption Price is subject to adjustment if there is any adjustment to the Exercise Price. Notice of a redemption by the Company must be given to the registered holders of the Directors Warrants not less than 30 nor more than 90 days prior to the date fixed for such redemption (the "Redemption Date").

         The unexercised Directors Warrants do not confer upon the holders thereof any of the rights of a stockholder of the Company with respect to Warrant Shares for which the Directors Warrants are exercisable. Accordingly, Directors Warrants do not entitle the holder thereof to vote, receive dividends or other distributions, exercise any preemptive rights or call meetings. The Company has authorized and reserved 375,000 shares of its Common Stock for issuance as the full number of Warrant Shares on the exercise of all Directors Warrants. Warrant Shares issued on exercise of the Directors Warrants will be fully paid and nonassessable. Directors Warrants not exercised prior to the Expiration Date or a Redemption Date will be considered null and void.

         Directors Warrants may be exercised during the exercise period stated above by delivery of a warrant certificate, with the "Election to Purchase" form attached thereto fully executed, to the Company at the address of its principal executive offices, together with a check payable to the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased. The Company will issued a new warrant certificate representing any unexercised, unexpired Directors Warrants.

         The Company has covenanted in each Warrant Agreement to allow demand and "piggyback" registration rights to each holder of the Directors Warrants and the Warrant Shares. Pursuant to the demand registration rights, the Company has agreed to register with the Securities and Exchange Commission no more than once the Directors Warrants and Warrant Shares if the Company receives a request for such registration, during the period from January 1, 1996 to the earlier of the Expiration Date or the Redemption Date, from the then holders of a majority of the Warrants, including Warrant Shares. Pursuant to the "piggyback" registration rights, if the Company, during the period from January 1, 1996 to the earlier of the Expiration Date or the Redemption Date, proposes to file a registration statement or register any class of securities, then the Company will offer the holders of the Directors Warrants and the Warrant Shares the opportunity to include their Directors Warrants and/or Warrant Shares in such registration. Such "piggyback" registration rights will not apply to such number of Warrant Shares as could be resold under Rule 144 of the Securities and Exchange Commission. "Piggyback" registration rights are also subject to certain priorities if the original registration is underwritten and the underwriter advises in good faith that the requested inclusion of Directors Warrants or Warrant Shares would materially adversely affect the distribution of such securities. In addition to the demand and "piggyback" registration rights, the Company has agreed to cooperate in the preparation of any registration statement or offering statement for any offering the costs and expenses of which are paid by the then holders of the Directors Warrants and Warrant Shares.

         Warrant Directors may only transfer Directors Warrants by will, the applicable laws of descent and distribution, pursuant to a qualified domestic relations order, as defined by the Code or Title I of ERISA or the rules thereunder, or as otherwise permitted by Rule 16b- 3.


                               NEW PLAN BENEFITS
                               DIRECTORS WARRANTS


          Name                                                        Dollar Value     No. of Units(1)
          ----                                                        -------------    ---------------
All current non-executive officer directors as a group                      (2)          375,000(3)

- ---------------
(1) For purposes of this table, "units" are warrants to purchase shares of Common Stock.

(2) Dollar values that will be received if the Company's stockholders approve the Directors Warrants at the Annual Meeting are not readily determinable since the value of the warrants granted will depend on the market price of the Common Stock on the date of the Annual Meeting. Each Directors Warrant will be exercisable, assuming stockholder approval, for $1.50 per share of Common Stock until June 30, 1998 and thereafter for $2.50 per share of Common Stock until the Directors Warrants expire. On June 13, 1996, the Company's Common Stock closed at $2.00 per share as listed on the New York Stock Exchange.

(3) Directors Warrants have been granted to Ms. Strom and Messrs. Foster, Raig, Tallman and Wilson in the amount of 75,000 warrants each.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The grant of a Directors Warrant will create no income tax consequences to a director or the Company. The Warrant Directors are subject to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, and are not deemed to recognize the ordinary income attributable to the exercise of a Directors Warrant until the occurrence of both (i) an exercise and (ii) the earlier of (a) the expiration of six months after the date of grant of the Directors Warrant and (b) the first day on which the sale at a profit of the Common Stock acquired pursuant to the Directors Warrant will not subject the Warrant Director to Section 16(b) liability (the "Recognition Date"). The amount of ordinary income to be recognized by a Warrant Director on the Recognition Date will equal the excess of the fair market value on the Recognition Date of the Common Stock so purchased over the Exercise Price, unless the Warrant Director files a written election with both the Internal Revenue Service and the Company pursuant to Section 83(b) of the Internal Revenue Code within thirty days after exercise to have the ordinary income attributable to exercise realized as of the date of exercise, in which case the Warrant Director will recognize ordinary income on the date of exercise equal to the excess of the fair market value of the Common Stock on the date of exercise over the Exercise Price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the director.

         A subsequent disposition of the Common Stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the Recognition Date (or, in the case of a director who has made an 83(b) election, on the date of exercise). This capital gain or loss will be a long-term or short-term capital gain or loss depending upon the time elapsed between receipt and disposition of the shares.

VOTE REQUIRED FOR APPROVAL

         Approval of the Directors Warrants requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting. An abstention with respect to Proposal Four will have the same effect as a negative vote, but because shares held by brokers as to which the brokers withhold authority on this proposal will not be considered entitled to vote on this proposal, a broker non-vote will have no effect on this vote. The Board believes that it is not possible for the Company to achieve its strategic plan without adoption of the Directors Warrants. The Board believes that if its strategic plan succeeds, the increased value for stockholders will offset the prospective substantial dilution through the exercise of Directors Warrants.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                      APPROVAL OF THE DIRECTORS WARRANTS.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         KPMG Peat Marwick LLP has served as the Company's independent public accountants since 1994. Representatives of KPMG Peat Marwick are not expected to be present at the Annual Meeting. If representatives of KPMG Peat Marwick do attend the meeting, they will be afforded the opportunity to make a statement and answer questions from stockholders.


                             STOCKHOLDER PROPOSALS

         Stockholders who wish to include proposals in next year's proxy statement for action at the Company's 1996 annual meeting of stockholders in November 1996 must cause their proposals to be received in writing at the Company's principal executive office (2151 Anchor Court, Newbury Park, California 91320) no later than August 2, 1996. Such proposals should be addressed to the Company's Secretary and may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission. Use of certified mail is suggested.


                                 MISCELLANEOUS

         The Board of Directors is unaware of any other business to be presented for consideration at the meeting. If, however, such other business should properly come before the meeting, the proxies will be voted in accordance with the best judgment of the proxy holders.


                                             By Order of the Board of Directors


                                             /s/ RICHARD K. VITELLE
                                             --------------------------------
                                                 Richard K. Vitelle
                                                 Vice President and Secretary

Newbury Park, California
June 14,  1996

                                                                      EXHIBIT A


                             DDL ELECTRONICS, INC.
                           1996 STOCK INCENTIVE PLAN


                                   ARTICLE I
                      PURPOSE; EFFECTIVE DATE; DEFINITIONS

         1.1 Purpose. The purpose of this DDL Electronics, Inc. 1996 Stock Incentive Plan (the "Plan") is to enable the Company and its Subsidiaries to attract, retain and motivate their officers and key employees with compensatory arrangements and benefits that make use of or are measured by Company stock so as to provide for or increase the proprietary interests of such persons in the Company and to align their interests with those of the Company's stockholders. Non-employee Consultants to the Company also may be eligible on an ad hoc basis for the grant of Awards other than Awards of Incentive Stock Options.

         1.2 Effective Date. Subject to the approval of the Board and to ratification by the Company's stockholders as provided in Section 9.9, this Plan shall be effective on and after June 10, 1996. Unless earlier terminated, as provided in Section 9.2, the Plan will terminate ten years after its adoption by the Board (June 10, 2006), but such termination will not affect any Award previously granted.

         1.3 Definitions. Throughout this Plan, the following terms shall have the meanings indicated:

                 (a) "Agreement" shall mean an Option Agreement, SAR Agreement, Restricted Stock Agreement, Unrestricted Stock Agreement, Performance Award Agreement, Phantom Stock Agreement or Dividend Equivalent Agreement.

                 (b) "Award" or "Awards" shall mean any one or more of the following awards that may be offered by the Committee to Employees and Consultants under this Plan; provided that ISOs may not be awarded to
Consultants:

                          (i)     Options (including ISOs and NQSOs);
                          (ii)    Stock Appreciation Rights;
                          (iii)   Restricted Stock;
                          (iv)    Unrestricted Stock;
                          (v)     Performance Shares or Performance Units;
                          (vi)    Phantom Stock; or
                          (vii)   Dividend Equivalents.

                 (c) "Board" shall mean the Board of Directors of the Company.

                 (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, any successor revenue laws of the United States, and the rules and regulations promulgated thereunder.

                 (e) "Committee" shall mean any committee of the Board designated by the Board to administer this Plan in accordance with Article II.

                 (f) "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

                 (g) "Company" shall mean DDL Electronics, Inc., a Delaware corporation.

                 (h) "Consultant" shall mean an individual who is not an Employee but who provides consulting services to the Company and who is determined by the Committee to be of key significance to the Company.

                 (i) "Dividend Equivalent" shall mean a right to receive an amount in cash that is tied to Common Stock dividends pursuant to Article VIII of the Plan and a Dividend Equivalent Agreement.

                 (j) "Dividend Equivalent Agreement" shall mean an agreement between the Company and an Employee or Consultant pursuant to which Dividend Equivalents are granted pursuant to this Plan.


                 (k) "Employee" shall mean any person engaged as an officer or employee of the Company or a Subsidiary.

                 (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 (m) "Fair Market Value" shall mean, with respect to the Common Stock on any day, (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading, or (ii) if not so reported, the closing sales price on the immediately preceding business day of a share of Common Stock as published in the Nasdaq National Market Issues report in The Wall Street Journal, or (iii) if no such closing prices are reported, the mean between the high bid and low asked prices on the immediately preceding business day as reported on the Nasdaq National Market System, or (iv) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported or furnished, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion. The market value of an Option granted under the Plan on any day shall be the market value of the underlying Common Stock, determined as aforesaid, less the exercise price of the Option. A "business day" is any day, other than a Saturday or Sunday, on which the relevant market is open for trading.

                 (n) "Incentive Stock Option" or "ISO" shall mean an Option that qualifies as an incentive stock option under Code Section 422 and that includes an express provision that it is intended to be an ISO. No Option that is intended to be an ISO shall be invalid under this Plan for failure to qualify as an ISO.

                 (o) "Non-Qualified Stock Option" or "NQSO" shall mean a nonqualified stock option which is an Option that does not qualify as an incentive stock option under Code Section 422.

                 (p) "Option" shall mean an option to purchase shares of Common Stock granted by the Committee to an Employee or Consultant pursuant to this Plan. An Option may be an ISO or an NQSO; provided that ISOs may be granted only to Employees and not to Consultants.

                 (q) "Option Agreement" shall mean an agreement between the Company and an Employee or Consultant evidencing an Option granted pursuant to this Plan.

                 (r) "Option Shares" shall mean the shares of Common Stock purchased upon exercise of an Option.

                 (s) "Performance Award Agreement" shall mean an agreement between the Company and an Employee or Consultant pursuant to which Performance Shares or Performance Units are issued to the Employee or Consultant pursuant to this Plan.

                 (t) "Performance Shares" shall mean shares of Common Stock granted under Article VII of the Plan in accordance with certain performance criteria.

                 (u) "Performance Units" shall mean a fixed amount of cash granted under Article VII of the Plan in accordance with certain performance criteria.

                 (v) "Phantom Stock" shall mean fictitious shares of Common Stock granted only as a ledger account pursuant to Article VIII and a Phantom Stock Agreement.

                 (w) "Phantom Stock Agreement" shall mean an agreement between the Company and an Employee or Consultant pursuant to which Phantom Stock is granted pursuant to this Plan.

                 (x) "Plan" shall mean this DDL Electronics, Inc. 1996 Stock Incentive Plan, as the same may be amended from time to time.

                 (y) "Restricted Stock" shall mean Common Stock granted under Article VI of this Plan, subject to such restrictions as the Committee may determine, as evidenced in a Restricted Stock Agreement. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms of the Restricted Stock Agreement, they become transferable and free of substantial risk of forfeiture.

                 (z) "Restricted Stock Agreement" shall mean an agreement between the Company and an Employee or Consultant pursuant to which Restricted Stock is issued to the Employee or Consultant pursuant to this Plan.

                 (aa) "Restriction Period" shall mean the time period during which Restricted Stock is subject to the restrictions set forth in a Restricted Stock Agreement.

                 (bb) "SAR Agreement" shall mean an agreement between the Company and an Employee or Consultant pursuant to which a Stock Appreciation Right is issued to the Employee or Consultant pursuant to this Plan.

                 (cc) "Stock Appreciation Rights" or "SARs" shall mean the right to receive cash or Common Stock, granted pursuant to Article V of this Plan and a SAR Agreement.

                 (dd) "Subsidiary" shall mean any corporation, partnership or other entity in which the Company directly or indirectly owns 50% or more of the total combined power to cast votes in the election of directors, trustees, managing partners or similar officials.

                 (ee) "10% Stockholder" shall mean an individual owning (directly or by attribution as provided in Code Section 424(d)) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

                 (ff) "Unrestricted Stock" shall mean Common Stock granted under Article VI of this Plan that is not Restricted Stock.

                 (gg) "Unrestricted Stock Agreement" shall mean an agreement between the Company and an Employee or Consultant pursuant to which Unrestricted Stock is issued to the Employee or Consultant pursuant to this Plan.


                                   ARTICLE II
                                 ADMINISTRATION

         2.1 Committee Administration. This Plan and the Awards granted hereunder shall be interpreted, construed and administered by the Committee in its sole discretion. An Employee or Consultant eligible for Awards under the Plan may appeal to the Committee in writing any decision or action of the Committee with respect to the Plan that adversely affects the Employee or Consultant. Upon review of such appeal and in any other case where the Committee has acted with respect to the Plan, the interpretation and construction by the Committee of any provisions of this Plan or of any Award shall be conclusive and binding on all parties.

         2.2 Committee Composition. The Committee shall consist of not less than two persons who shall be members of the Board and shall be subject to such terms and conditions as the Board may prescribe. Each Committee member shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act ("Rule 16b-3"). Once designated, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, and remove all members of the Committee.

         A majority of the entire Committee shall constitute a quorum, and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In addition, any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to the provisions of this Plan and the Company's bylaws, and to any terms and conditions prescribed by the Board, the Committee may make such additional rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall hold meetings at such times and places as it may determine.

         2.3 Committee Powers. The Committee shall have authority to: (i) select the Employees and Consultants eligible to receive Awards under the Plan,
(ii) award Restricted Stock, Unrestricted Stock, Performance Shares and Performance Units, Phantom Stock and Dividend Equivalents and (iii) grant Options and SARs, pursuant to an Agreement providing for such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms shall include, without limitation, as applicable, the number of shares, the Option price, the medium and time of payment, the term of each Award, any performance criteria, and any vesting requirements and may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of Restricted Stock. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised or the time at which Restricted Stock may become transferable or nonforfeitable. In addition, the Committee shall have complete discretionary authority to prescribe the form of Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. All expenses of administering this Plan shall be borne by the Company. The Committee also has the power to delegate to Company officers, or others, its authority with respect to any Awards that may be granted to Consultants or to Employees who are not then officers of the Company or subject to Section 16 of the Exchange Act.

         2.4 Limitation on Receipt of Benefits by Committee Members. No person while a member of the Committee shall be eligible to receive Awards under this Plan, but a member of the Committee may exercise Options (but not Stock Appreciation Rights) granted prior to his or her becoming a member of the Committee.

         2.5 Good Faith Determinations. No member of the Committee or other member of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted hereunder.


                                  ARTICLE III
            ELIGIBILITY; TYPES OF BENEFITS; SHARES SUBJECT TO PLAN;
                        RECAPITALIZATION; REORGANIZATION

         3.1 Eligibility. The Committee shall from time to time determine and designate the Employees and Consultants of the Company to receive Awards under this Plan and the shares of Restricted Stock and Unrestricted Stock, or the number of Options, Stock Appreciation Rights, Performance Shares or Performance Units, Phantom Stock or Dividend Equivalents to be awarded to each such Employee or Consultant, or the formula or other basis on which such Awards shall be awarded to Employees and Consultants. In making any such Award, the Committee may take into account the nature of services rendered by an Employee or Consultant, commissions or other compensation earned by the Employee or Consultant, the capacity of the Employee or Consultant to contribute to the success of the Company, and other factors that the Committee may consider relevant. In no event will a Consultant be granted an ISO under this Plan.

         3.2 Types of Benefits. Benefits under this Plan may be granted in any one or any combination of Awards, as described in this Plan.

         The Committee may: (a) give Employees and Consultants a choice between two Awards or combinations of Awards; (b) grant Awards in the alternative so that acceptance of or exercise of one Award cancels the right of an Employee or Consultant to another Award; and (c) grant Awards in any combination or combinations and subject to any condition or conditions consistent with the terms of this Plan that the Committee in its sole discretion may consider appropriate.

         3.3     Shares Subject to this Plan.  Subject to the provisions of
Section 4.1(e) (relating to adjustment for changes in Common Stock), the maximum number of shares that may be issued under this Plan shall not exceed in the aggregate 2,200,000 shares of Common Stock. Such shares may be authorized and unissued shares or authorized and issued shares that have been reacquired by the Company. If any Options granted under this Plan shall for any reason terminate or expire or be surrendered without having been exercised in full, or if any other Awards were granted but were subsequently reacquired by the Company for no more than the price at which they were sold (plus interest thereon) pursuant to the terms of the Award under which they were issued or sold, the shares not purchased under such Options or other Awards shall be available again for grant under this Plan. Upon the forfeiture (in whole or in part) of Restricted Stock, the shares of Common Stock forfeited shall be available again for grant under this Plan.

         3.4 Assistance with Purchase Price. The Company is vested with authority under the Plan to assist any person to whom an Award is granted hereunder (including any officer of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (or without security) as shall have been authorized by the Committee.

         3.5 Recapitalization; Reorganization. Subject to any required action by the stockholders of the Company, the maximum number of shares of Common Stock that may be issued under this Plan pursuant to Section 3.3 above, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock to which each Stock Appreciation Right relates, the kind of shares subject to outstanding Options, the per share exercise price under each outstanding Option and the number and/or kind of shares or securities or other forms of consideration which may be sold or issued under the Plan and for which Awards may thereafter be granted and for which Awards previously granted under the Plan may thereafter be exercised or settled, shall be adjusted to the extent and in the manner the Committee deems appropriate for any increase or decrease in the number of issued shares of Common Stock resulting from a reorganization, recapitalization, restructuring, reclassification, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, rights offering subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other change in the corporate structure or shares of the Company.

         Subject to any action that may be required on the part of the stockholders of the Company, if the Company is the surviving corporation in any merger, each outstanding Option and Stock Appreciation Right shall pertain to and apply to the securities or other consideration that a holder of the number of shares of Common Stock subject to the Option or to which the Stock Appreciation Right relates would have been entitled to receive in the merger.
A dissolution, liquidation or consolidation of the Company or a merger in which the Company is not the surviving corporation, other than a merger effected for the purpose of changing the Company's domicile, shall cause each outstanding Option and Stock Appreciation Right to terminate, provided that each holder shall, in such event, have the right immediately prior to such dissolution, liquidation, merger or consolidation, to exercise his or her Option or Stock Appreciation Right in whole or in part without regard to any installment provision contained in his or her Agreement, but if a Stock Appreciation Right has been granted in connection with an Option neither the Option nor the Stock Appreciation Right shall be exercisable within six months after their grant except in the event of death or disability of the optionee. The foregoing sentence shall apply to any outstanding Options which are ISOs to the extent permitted by Code Section 422(d), and such outstanding ISOs in excess thereof shall, immediately upon the occurrence of a merger, consolidation, sale, transfer, acquisition, tender offer or exchange offer, be treated for all purposes of the Plan as NQSOs and shall be immediately exercisable as such as provided in the foregoing sentence. Notwithstanding the foregoing, in no event shall any Option be exercisable after the date of termination of the exercise period of such Option. In the case of a merger effected for the purpose of changing the Company's domicile, each outstanding Option and Stock Appreciation Right shall continue in effect in accordance with its terms and shall apply or relate to the same number of shares of common stock of such surviving corporation as the number of shares of Common Stock to which it applied or related immediately prior to such merger, adjusted for any increase or decrease in the number of outstanding shares of common stock of the surviving corporation effected without receipt of consideration.

         In the event of a change in the Common Stock as presently constituted, which change is limited to a change of all of the authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of this Plan.

         The foregoing adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive.

         Except as expressly provided in this subsection, the holder of an Option or Stock Appreciation Right shall have no rights by reason of (i) any subdivision or consolidation of shares of any class, (ii) any stock dividend,
(iii) any other increase or decrease in the number of shares of stock of any class, (iv) any dissolution, liquidation, merger, or consolidation or spin-off, split-off or split-up of assets of the Company or stock of another corporation, or (v) any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class. Moreover, except as expressly provided in this subsection, the occurrence of one or more of such events shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option (or the number of shares that relate to a Stock Appreciation Right).

         The grant of an Option or Stock Appreciation Right pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate, sell, or otherwise transfer all or any part of its business or assets.


                                   ARTICLE IV
                                 STOCK OPTIONS

         4.1 Grant; Terms and Conditions. The Committee, in its discretion, may from time to time grant ISOs and/or NQSOs to any Employee, and may grant NQSOs to any Consultant eligible to receive Awards under this Plan. Each Employee or Consultant who is granted an Option shall enter into an Option Agreement with the Company in a form specified by the Committee and containing such provisions as the Committee, in its sole discretion, shall from time to time approve consistent with this Plan. The Option Agreements need not be identical, but each Option Agreement by appropriate language shall include the substance of all of the following terms and conditions:

                 (a) Number of Shares. Each Option Agreement shall state the number of shares to which it pertains.

                 (b) Option Price. Each Option Agreement shall state the Option exercise price, which, in the case of an Option intended to be an ISO, shall not be less than 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date of granting the Option. In the case of an ISO granted to a 10% Stockholder, the price at which each share of Common Stock covered by the Option may be purchased shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant of the Option. The date of the grant of an Option shall be the date specified by the Committee in its grant of the Option. The price at which each share of Common Stock covered by an NQSO granted under the Plan may be purchased shall be the price determined by the Committee, in its absolute discretion, to be suitable to attain the purposes of this Plan.

                 (c) Medium and Time of Payment. Upon the exercise of an Option, the Option exercise price shall be payable in United States dollars, in cash (including by check) or (unless the Committee otherwise prescribes) in shares of Common Stock owned by the optionee (but not with Restricted Stock prior to the expiration of the Restriction Period), in NQSOs granted to the optionee under the Plan (provided that the purchase price of Common Stock under an ISO may not be paid in NQSOs), by the withholding of a portion of the shares or other compensation issuable pursuant to the Award or in a combination of cash, Common Stock and Options. If all or any portion of the Option exercise price is paid in Common Stock owned by the optionee, that stock shall be valued at its Fair Market Value as of the date the Option is exercised. If all or any portion of the Option exercise price is paid in NQSOs granted to the optionee under the Plan, such NQSOs shall be valued at their Fair Market Value as of the date the Option is exercised. If an Option under the Plan and Option Agreement permits the recipient to pay for the shares of Common Stock issuable pursuant thereto with previously owned shares, the recipient will be able to exercise the Option in successive transactions (known as "pyramiding"), starting with a relatively small number of shares, and, by a series of exercises using shares acquired from each such transaction to pay the purchase price of the shares acquired in the following transaction, exercise an Option for a larger number of shares with no additional cash and no more investment than the original number of shares delivered.

                 (d) Term and Exercise of Options. The term of each Option shall be determined by the Committee; provided that the exercise of an ISO shall in no event be more than ten years from the date of grant, or in the case of an ISO granted to a 10% Stockholder, more than five years from the date of grant. Notwithstanding the foregoing, an ISO shall terminate and may not be exercised if the Employee to whom it is granted ceases to be employed by the Company except that the Option Agreement may, at the discretion of the Committee, provide: (1) that if such Employee's employment terminates for any reason other than conduct that in the judgment of the Committee involves dishonesty or action by the Employee that is detrimental to the best interest of the Company, the Employee may at any time within three months after termination of his employment exercise his Option but only to the extent the Option was exercisable by him on the date of termination of his employment; (2) that if such Employee's employment terminates on account of total and permanent disability (determined in the Committee's discretion), the Employee may at any time within one year after termination of his employment exercise his Option but only to the extent the Option was exercisable on the date of his termination of employment; or (3) that if such Employee dies while in the employ of the Company, or within the three or twelve month period following termination of his employment as described in (1) or (2) above, his Option may be exercised at any time within twelve months following his death by the person or persons to whom his rights under the Option shall pass by will or by the laws of descent and distribution, but only to the extent that such Option was exercisable by him on the date of his termination of employment. The provisions of the foregoing sentence shall apply to any outstanding Options which are ISOs to the extent permitted by Code Section 422(d) and such outstanding ISOs in excess thereof shall, immediately upon the occurrence of the event described in the preceding sentence, be treated for all purposes of the Plan as NQSOs and shall be immediately exercisable as such as provided in the foregoing sentence. Each Option Agreement may provide for acceleration of exercisability in the event of retirement, death or disability. Any cessation of employment, for purposes of ISOs only, shall include any leave of absence in excess of 90 days unless the optionee's reemployment rights are guaranteed by law or by contract. Notwithstanding anything to the contrary in this subsection, an Option may not be exercised by anyone after the expiration of its term. An Option may only be transferred by will or the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended ("Internal Revenue Code") or Title I of the Employee Retirement Income Security Act, or the rules thereunder or as otherwise permitted by Rule 16b-3 and the Committee may place further limitations on transfers.

                 (e) Rights as a Stockholder. Subject to Section 9.10 of this Plan regarding uncertificated shares, an optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by his or her Option until the date of the issuance of a stock certificate to him or her for those shares upon payment of the exercise price. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 3.5.

                 (f) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of this Plan, the Committee may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). No modification of an Option shall, without the consent of the optionee, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

                 (g) Reload Options. If upon the exercise of an Option granted under the Plan (the "Original Option") the optionee pays the purchase price for the Original Option in whole or in part in shares of Common Stock owned by the optionee for at least six months, the Company shall grant to the optionee on the date of such exercise an additional Option under the Plan (the "Reload Option") to purchase that number of shares of

Common Stock equal to the number of shares of Common Stock so held for at least six months and transferred to the Company in payment of the purchase price upon the exercise of the Original Option. The price at which each share of Common Stock covered by the Reload Option may be purchased shall be the Fair Market Value per share of Common Stock on the date of exercise of the Original Option. The Reload Option shall not be exercisable until one year after the date the Reload Option is granted or after the expiration date of the Original Option. Upon the payment of the purchase price for a Reload Option granted hereunder in whole or in part in shares of Common Stock held for more than six months, the optionee is entitled to receive a further Reload Option in accordance with this Section. Shares of Common Stock covered by a Reload Option shall not reduce the number of shares of Common Stock available under the Plan pursuant to
Section 3.

         4.2 Other Terms and Conditions. Through the Option Agreements authorized under this Plan, the Committee may impose such other terms and conditions, not inconsistent with the terms of this Plan, on the grant or exercise of Options, as it deems advisable.

         4.3 Additional Provisions Applicable to Incentive Stock Options. The Committee may, in its discretion, grant options under the Plan to eligible Employees which Options constitute ISOs; provided, however, that the aggregate Fair Market Value of the Common Stock with respect to which ISOs are exercisable for the first time by the optionee during any calendar year shall not exceed the limitation set forth in Code Section 422(d). Any Option shall not be considered an ISO unless it includes an express provision that the Option is intended to be an ISO.


                                   ARTICLE V
                           STOCK APPRECIATION RIGHTS

         5.1 Grant of Stock Appreciation Rights. The Committee, in its discretion, may from time to time grant Stock Appreciation Rights to Employees or Consultants under this Plan. A Stock Appreciation Right is a right granted under the Plan to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the Award, to the date of exercise. Payment of a Stock Appreciation Right may be made in cash or in shares valued at their Fair Market Value on the date of exercise, or a combination thereof, as specified in the Award. Stock Appreciation Rights may, but need not, relate to and be granted in conjunction with specific Options.

         5.2 Exercise. Stock Appreciation Rights shall entitle the holder, upon exercise thereof in whole or in part, to receive payment in the amount and form determined pursuant to subsection 5.3(b). The exercise of Stock Appreciation Rights shall result in a termination of the Stock Appreciation Rights with respect to the number of shares covered by the exercise and, if offered in tandem with an Option, may further result in a termination of the related Option, or a portion thereof, in connection with the exercise of the SAR.

         5.3 Terms and Conditions. Any SARs granted under this Plan shall be evidenced by SAR Agreements, which SAR Agreements shall be in such form and contain such provisions as the Committee shall from time to time approve consistent with this Plan. The SAR Agreements need not be identical, but each SAR Agreement by appropriate language shall include the substance of all of the following additional terms and conditions:

                 (a) Stock Appreciation Rights shall not be exercisable during the first six months after their date of grant. Such rights shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended ("Internal Revenue Code") or Title I of the Employee Retirement Income Security Act, or the rules thereunder or as otherwise permitted by Rule 16b-3 and the Committee may further limit transfers.

                 (b) Upon exercise of Stock Appreciation Rights the recipient shall be entitled to receive therefor payment, in the sole discretion of the Committee, in the form of shares of Common Stock (rounded down to the next whole number so that no fractional shares are issued), cash or any combination thereof. The amount of such payment shall be equal in value to the difference between the Fair Market Value per share of the Common

Stock on the date the Stock Appreciation Right is exercised and the value per share of such stock as of the date of the SAR Award (or such other date designated by the Committee in the SAR Agreement) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

                 (c) Stock Appreciation Rights granted under this Plan in tandem with an Option will expire or terminate no later than the expiration or termination date of the related Option.

                 (d) Any exercise by an officer or director of the Company of a Stock Appreciation Right may be made only during the ten- day period beginning on the third business day following the release for publication of any quarterly or annual statement of sales and earnings by the Company and ending on the 12th business day following the date of such release, or such other period of time as may be provided under Rule 16b-3. "Officer" for the purposes of this subsection shall mean only officers who are subject to Section 16(b) of the Exchange Act.

         5.4 Effect on Related Stock Option. The number of shares with respect to which Stock Appreciation Rights are exercised (rather than the number of shares issued by the Company upon such exercise) shall be deemed for the purpose of Section 3.3 to have been issued under an Option granted pursuant to this Plan and shall not thereafter be available for the granting of further Awards under this Plan.

         5.5 No Rights as a Stockholder. Holders of Stock Appreciation Rights hereunder shall have no rights as a stockholder in respect thereof. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 3.5.


                                   ARTICLE VI
                       RESTRICTED AND UNRESTRICTED STOCK

         6.1 Restricted Stock. The Committee, in its discretion, may from time to time award Restricted Stock to any Employee or Consultant eligible to receive Awards under this Plan. Each Employee or Consultant who is awarded Restricted Stock shall enter into a Restricted Stock Agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the award and such other matters consistent with this Plan as the Committee in its sole discretion shall determine. Such conditions may include, but shall not be limited to, the deferral of a percentage of the Employee's annual cash compensation, not including dividends paid on Restricted Stock, if any, to be applied toward the purchase of Restricted Stock upon such terms and conditions, including such discounts, as may be set forth in the Restricted Stock Agreement. Restricted Stock may be awarded as a bonus for services rendered or to be rendered in the service of the Company or a Subsidiary.

         Restricted Stock awarded to Employees may not be sold, transferred, pledged or otherwise encumbered during a Restriction Period commencing on the date of the award and ending at such later date or dates as the Committee may designate at the time of the award. The recipient shall have the entire beneficial ownership of the Restricted Stock awarded to him, including the right to receive dividends and the right to vote such Restricted Stock.

         If an Employee ceases to be employed by the Company prior to the expiration of the Restriction Period, he shall forfeit all of his Restricted Stock with respect to which the Restriction Period has not yet expired; provided, however, the Restricted Stock Agreements, in the discretion of the Committee and pursuant to such terms and conditions as it may impose, may provide: (1) that if such Employee's employment terminates for any reason other than conduct that in the judgment of the Committee involves dishonesty or action by the Employee that is detrimental to the best interests of the Company, the Restricted Stock or any related compensation deferral or a portion thereof shall not be forfeited; (2) that if such Employee's employment terminates on account of total and permanent disability, the Employee shall not forfeit his Restricted Stock or any related compensation deferral or a portion thereof; or (3) that if such Employee dies while employed by the Company, his Restricted Stock or any related compensation deferral or a portion thereof is not forfeited.

         Subject to Section 9.10, each Employee or Consultant who is awarded Restricted Stock may, but need not, be issued a stock certificate in respect of such shares of Restricted Stock. Each certificate registered in the name of an Employee or Consultant, if any, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award as specifically set forth in the Restricted Stock Agreement.

         The Committee shall require that any stock certificate issued in the name of an Employee or Consultant evidencing shares of Restricted Stock be held in the custody of the Company until the expiration of the Restriction Period applicable to such Restricted Stock and that, as a condition of such issuance of a certificate for Restricted Stock, the Employee or Consultant shall have delivered a stock power, endorsed in blank, relating to the shares covered by such certificate. In no event shall the Restriction Period end prior to the payment by the Employee or Consultant to the Company of the amount of any federal, state or local income or employment tax withholding that may be required with respect to the Restricted Stock.

         If any change is made in the Common Stock by reason of any merger, consolidation, reorganization, recapitalization, stock dividend, split up, combination of shares, exchange of shares, change in corporation structure, or otherwise, any shares received by an Employee or Consultant with respect to Restricted Stock shall be subject to the same restrictions applicable to such Restricted Stock and the certificates representing such shares shall be deposited with the Company.

         6.2 Unrestricted Stock. The Committee, in its discretion, may from time to time sell or award Unrestricted Stock (or debt or other securities which are convertible into Unrestricted Stock) to any Employee or Consultant eligible to receive Awards under this Plan. Each Employee or Consultant who is awarded Unrestricted Stock shall enter into an Unrestricted Stock Agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the award and such other matters consistent with this Plan as the Committee in its sole discretion shall determine. Such conditions may include, but shall not be limited to, the deferral of a percentage of the Employee's annual cash compensation, not including dividends paid on the Unrestricted Stock, if any, to be applied toward the purchase of Unrestricted Stock upon such terms and conditions, including such discounts, as may be set forth in the Unrestricted Stock Agreement. Unrestricted Stock may be awarded as a bonus for services rendered or to be rendered in the service of the Company or a Subsidiary or may be awarded in connection with a Performance Award Agreement as provided in Article VII.

         Upon the issuance of Unrestricted Stock to an Employee or Consultant hereunder, the Employee or Consultant shall have the entire beneficial ownership and all the rights and privileges of a stockholder with respect to the Unrestricted Stock awarded to him, including the right to receive dividends and the right to vote such Unrestricted Stock.

         Subject to Section 9.10 of this Plan, each Employee or Consultant who is awarded Unrestricted Stock may, but need not, be issued a stock certificate in respect of such shares of Unrestricted Stock.


                                  ARTICLE VII
                          PERFORMANCE SHARES OR UNITS

         7.1 Grant of Performance Shares or Units. The Committee, in its discretion, may from time to time grant Performance Shares or Performance Units to Employees or Consultants under the Plan. A Performance Share is an Award that represents a fixed number of shares of Unrestricted Stock and a Performance Unit is an Award that represents a fixed amount of cash each of which vests at a specified time or over a period of time in accordance with performance criteria established in connection with the granting of the Award.

         7.2 Terms and Conditions of Performance Shares and Units. Each award of a Performance Share or Performance Unit shall be evidenced by a Performance Award Agreement, which Performance Award Agreement shall be in such form and contain such provisions as the Committee shall from time to time approve consistent with this Plan. The Performance Award Agreements need not be identical, but each such Agreement by appropriate language shall include the substance of the following additional terms and conditions:

                 (a) Each Performance Award Agreement shall state the number of shares of Unrestricted Stock or the dollar amount to be awarded.

                 (b) Each Performance Award Agreement shall state the performance criteria that must be met. Such criteria may measure the performance of the grantee, of the Subsidiary or business unit in which the grantee is employed, of the Company, or a combination of any of the foregoing.

                 (c) The vested portion of a Performance Share is payable to the grantee either in the shares of Unrestricted Stock it represents or in cash in an amount equal to the Fair Market Value of those shares on the date of vesting, or a combination thereof, as specified in the Performance Agreement. The vested portion of a Performance Unit is payable to the grantee either in cash or in shares of Unrestricted Stock valued at their Fair Market Value on the date of vesting, or a combination thereof, as specified in the Performance Agreement.

         7.3 Stockholder Rights. An Employee or Consultant who receives Unrestricted Stock pursuant to this Plan and a Performance Award Agreement shall have the entire beneficial ownership and all of the rights and privileges of a stockholder with respect to such Unrestricted Stock awarded to him, including the right to receive dividends and the right to vote such Unrestricted Stock. Subject to Section 9.10 of this Plan, each Employee or Consultant who is awarded Unrestricted Stock pursuant to this Plan and a Performance Award Agreement may, but need not, be issued a stock certificate in respect of such shares of Unrestricted Stock.


                                  ARTICLE VIII
                     PHANTOM STOCK AND DIVIDEND EQUIVALENTS

         8.1 Grant. The Committee, in its discretion, may from time to time grant Phantom Stock or Dividend Equivalents to Employees or Consultants under this Plan.

                 (a) Phantom Stock. Phantom Stock is the right to receive an amount of cash under the Plan measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

                 (b) Dividend Equivalent. A Dividend Equivalent is a right granted under the Plan to receive an amount, in cash, equivalent to the dividends that are paid, if any, on a specified number of shares of Common Stock during a specified period of time.

         8.2 Terms and Conditions. Each award of Phantom Stock or a Dividend Equivalent shall be evidenced by a Phantom Stock Agreement or Dividend Agreement which shall be in such form and contain such provisions as the Committee may from time to time approve, consistent with this Plan.


                                   ARTICLE IX
                                 MISCELLANEOUS

         9.1 Withholding Taxes. An Employee granted Awards under this Plan shall be conclusively deemed to have authorized the Company to withhold from the salary, commissions or other compensation of such Employee funds in amounts or property (including Common Stock) in value equal to any federal, state and local income, employment or other withholding taxes applicable to the income recognized by such Employee and attributable to the Awards as, when and to the extent, if any, required by law; provided, however, that in lieu of the withholding of federal, state and local taxes as herein provided, the Company may require that the Employee or Consultant (or other person exercising an Option or Stock Appreciation Rights, or holding Restricted Stock, Unrestricted Stock or other property or cash pursuant to this Plan) pay the Company an amount equal to the federal, state and local withholding taxes on such income at the time such withholding is required or at such other time as shall be satisfactory to the Company. An Award may provide for the satisfaction of a recipient's tax withholding obligation by the retention of shares to which the recipient would otherwise be entitled or by the recipient's delivery of previously owned shares or other property.

         9.2 Amendment, Suspension, Discontinuance or Termination of Plan. The Committee may from time to time amend, suspend or discontinue this Plan or revise it in any respect whatsoever for the purpose of maintaining or improving the effectiveness of this Plan as an incentive device, for the purpose of conforming this Plan to applicable governmental regulations or to any change in applicable law or regulations, or for any other purpose permitted by law; provided, however, that no such action by the Committee shall adversely affect any Award theretofore granted under this Plan without the consent of the holder so affected; and provided further that the Committee may not materially increase the number of shares of Common Stock authorized under Section 3.3 of this Plan or materially modify this Plan's requirements as to eligibility for participation in the Plan without the approval of the stockholders of the Company.

         9.3 Governing Law. This Plan and all rights and obligations hereunder shall be construed in accordance with and governed by the laws of the State of California.

         9.4 Designation. This Plan may be referred to in other documents and instruments as the "DDL Electronics, Inc. 1996 Stock Incentive Plan."

         9.5 Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any investigation, action, suit or proceeding, or in connection with any appeal therefrom to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in or dismissal or other discontinuance of any such investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such investigation, action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that, within 60 days after institution of any such investigation, action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

         9.6 Reservation of Shares. The Company shall at all times during the term of this Plan, and so long as any Award shall be outstanding, reserve and keep available (and will seek or obtain from any regulatory body having jurisdiction any requisite authority in order to issue) such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. Inability of the Company to obtain from any regulatory body of appropriate jurisdiction, authority considered by the Company to be necessary or desirable to the lawful issuance of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Common Stock as to which such requisite authority shall not have been obtained.

         9.7 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options or other Awards under this Plan will be used for any general corporate purposes.

         9.8 No Obligation to Exercise. The granting of an Award shall impose no obligation upon the holder to exercise or otherwise realize the value of that Award.

         9.9 Approval of Stockholders. No Award granted under this Plan shall be enforceable against the Company unless and until this Plan has been approved or ratified by the stockholders of the Company in the manner and to the extent required by the Exchange Act and the General Corporation Law of the State of Delaware.

         9.10 Uncertificated Shares. Each Employee or Consultant who exercises an Option to acquire Common Stock or is awarded Restricted Stock or Unrestricted Stock may, but need not, be issued a stock certificate in respect of the Common Stock so acquired. A "book entry" (i.e., a computerized or manual entry) shall be made in the records of the Company to evidence the issuance of shares of Common Stock to an Employee or Consultant where no certificate is issued in the name of the Employee or Consultant. Such Company records, absent manifest error, shall be binding on Employees and Consultants. In all instances where the date of issuance of shares may be deemed significant but no certificate is issued in accordance with this Section 9.10, the date of the book entry shall be the relevant date for such purposes.

         9.11 Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

         9.12 Employees Subject to Section 16 of the Exchange Act. Notwithstanding any other provision herein, any Award granted hereunder to an Employee or Consultant who is then subject to Section 16 of the Exchange Act shall be subject to the following limitations:

         (a) The Award may provide for the issuance of shares of Common Stock as a stock bonus for no consideration other than services rendered or to be rendered. In the event of an Award under which shares of Common Stock are or may in the future be issued for any other type of consideration, the amount of such consideration shall either:

                 (i) be equal to the amount (such as the par value of such shares) required to be received by the Company in order to assure compliance with applicable state law, or

                 (ii) be equal to or greater that 50% of the Fair Market Value of such shares on the date of grant of such Award.

         (b) Any derivative security (as defined in the rules and regulations under Section 16 of the Exchange Act) granted under the Plan shall be transferable by the recipient thereof only to the extent not prohibited by Rule 16b-3.

                                                                      EXHIBIT B


                             DDL ELECTRONICS, INC.
                 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


                                   ARTICLE I
                                    GENERAL

1.01     ADOPTION.

         The 1996 Non-Employee Directors Stock Option Plan (the "Plan") of DDL Electronics, Inc. (the "Company") is effective as of its adoption by the Company's Board of Directors (the "Board") on June 10, 1996, but no options may be granted hereunder until the Plan has been approved by the Company's stockholders.

1.02     PURPOSE.

         The purpose of the Plan is to promote the best interests of the Company and its stockholders by providing members of the Board who are not employees of the Company or its affiliates with an opportunity to acquire a proprietary interest in the Company. By encouraging stock ownership by directors who are not employees of the Company or its affiliates, the Company seeks to attract and retain on the Board persons of exceptional competence and to provide a further incentive to serve as a director of the Company.

1.03     ADMINISTRATION.

         The Plan shall be administered by the Board or a committee appointed by the Board (the "Committee") comprised of at least two members of the Board who are "disinterested persons" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule ("Rule 16b-3"). All references to the Board herein shall also be deemed to be a reference to the Committee. The Board, subject to the express provisions of the Plan, shall have the power to construe the Plan and any agreements defining the rights and obligations of the Company and option recipients, to resolve all questions arising thereunder, to adopt and amend such rules and regulations for the administration thereof as it may deem desirable, and otherwise to carry out the terms of the Plan and such agreements. The interpretation and construction by the Board of any provisions of the Plan or of any option granted under the Plan shall be final. Notwithstanding the foregoing, the Board shall have no authority or discretion as to the selection of persons eligible to receive options granted under the Plan, the number of shares covered by options granted under the Plan, the timing of such grants, or the exercise price or vesting provisions of options granted under the Plan, which matters are specifically governed by the provisions of the Plan.

1.04     ELIGIBLE DIRECTORS.

         A person shall be eligible to receive grants of options under this Plan (an "Eligible Director") if, at the time of the option's grant, he or she is a duly elected or appointed member of the Board, but is not and has not since the beginning of the Company's most recently completed fiscal year been an employee of the Company or any of its affiliates (except for a director who has served solely as an uncompensated interim executive officer and who no longer serves in that capacity) and is not otherwise eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted (except for non-discretionary grants) pursuant to any plan of the Company or any of its affiliates entitling participants therein to acquire stock, stock options, or stock appreciation rights of the Company or any of its affiliates. Notwithstanding the foregoing, no director shall become an Eligible Director until such time as the Plan has been approved by the Company's stockholders.

1.05     SHARES OF COMMON STOCK SUBJECT TO THE PLAN AND GRANT LIMIT.

         The shares that may be issued upon exercise of options granted under the Plan shall be authorized and unissued shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), or previously issued shares of Common Stock reacquired by the Company. The aggregate number of shares that may be issued upon exercise of options granted under the Plan shall not exceed 9 00,000 shares of Common Stock, subject to adjustment in accordance with
Article III.

1.06     AMENDMENT OF THE PLAN.

         The Board may, insofar as permitted by law, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever that would not compromise the ability of Eligible Directors to serve as disinterested administrators of the Company's other employee benefit plans under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, except that no such amendment shall alter or impair or diminish any rights or obligations under any option theretofore granted under the Plan without the consent of the person to whom such option was granted. In addition, if an amendment to the Plan would increase the number of shares subject to the Plan (as adjusted under Article
III), increase the number of shares for which an option or options may be granted to any optionee (as adjusted under Article III), change the class of persons eligible to receive options under the Plan, provide for the grant of options having an exercise price per option share less than the exercise price specified in the Plan, extend the final date upon which options may be granted under the Plan, or otherwise materially increase the benefits accruing to participants in a manner not specifically contemplated herein or affect the Plan's compliance with Rule 16b-3, the amendment shall be approved by the Company's stockholders to the extent required to comply with Rule 16b-3 or any other state or federal securities law. Under no circumstances may the provisions of the Plan that provide for the amounts, price, and timing of option grants be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder. Subject to the foregoing, the Board may amend the Plan to comply with or take advantage of changes in the rules promulgated by the Securities and Exchange Commission or its staff under Section 16 of the Exchange Act.

1.07     TERM OF PLAN.

         Options may be granted under the Plan until the tenth anniversary of the effective date of the Plan (June 10, 2006), whereupon the Plan shall terminate. No options may be granted during any suspension of this Plan or after its termination. Notwithstanding the foregoing, each option properly granted under the Plan shall remain in effect until such option has been exercised or terminated in accordance with its terms and the terms of the Plan.

1.08     RESTRICTIONS.

         All options granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares subject to options granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an option or the issuance, if any, or purchase of shares in connection therewith, such option may not be exercised as a whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Unless the shares of stock to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the "Securities Act"), the Company shall be under no obligation to issue any shares of stock covered by any option unless the person who exercises such option, as a whole or in part, shall give a written representation and undertaking to the Company satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares of stock issued to him or her pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if shares of stock are issued without such registration, a legend to this effect may be endorsed upon the certificates representing the securities so issued.

1.09     NONASSIGNABILITY.

         Options granted under the Plan shall be transferable only to the extent such transfer is by will or the applicable laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Internal Revenue Code of 1986, as amended (the "Code") or Title I of ERISA or the rules promulgated thereunder, and is not otherwise prohibited by Rule 16b-3. During the lifetime of the optionee, the option shall be exercisable only by the optionee (or the optionee's permitted transferee) or his or her guardian or legal representative.

1.10     WITHHOLDING TAXES.

         Whenever shares of stock are to be issued upon exercise of an option granted under the Plan, the Board shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. The Board may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable upon exercise of an option.

1.11     DEFINITION OF "FAIR MARKET VALUE."

         For purposes of the Plan, the term "Fair Market Value" when used in reference to the value of a share of Common Stock shall mean, on any day, (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading, or (ii) if not so reported, the closing sales price on the immediately preceding business day of a share of Common Stock as published in the Nasdaq National Market Issues report in The Wall Street Journal, or (iii) if no such closing prices are reported, the mean between the high bid and low asked prices on the immediately preceding business day as reported on the Nasdaq National Market System, or
(iv) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Board. In the event that the price of a share of Common Stock shall not be so reported or furnished, the Fair Market Value of a share of Common Stock shall be determined by the Board in its absolute discretion. A "business day" is any day, other than a Saturday or Sunday, on which the relevant market is open for trading.

1.12     RIGHTS AS A STOCKHOLDER.

         An optionee or a permitted transferee of an option shall have no rights as a stockholder with respect to any shares issuable or issued upon exercise of the option until the date of the receipt by the Company of all amounts payable in connection with exercise of the option, including the exercise price and any amounts required by the Company pursuant to Section 1.10.


                                   ARTICLE II
                                 STOCK OPTIONS

2.01     GRANTS OF OPTIONS.

         Each Eligible Director shall be entitled to receive an annual grant of an option to purchase 30,000 shares of Common Stock at an exercise price per share equal to the Fair Market Value of Common Stock on the date of grant, subject to (i) exercise restrictions as set forth in Section 2.03, and (ii) adjustment as set forth in Article III. Grants of options made under this Plan shall be made initially on July 15, 1996 and thereafter on July 1 of each year (or the first business day thereafter on which the Company's Common Stock is traded on the principal securities exchange on which it is listed) commencing July 1, 1997.

2.02     EXERCISE PRICE.

         The option exercise price shall be payable upon the exercise of an option in legal tender of the United States or such other consideration as the Board may deem acceptable, including without limitation Common Stock (delivered by or on behalf of the person exercising the option or retained by the Company from the Common Stock otherwise issuable upon exercise and valued at Fair Market Value as of the exercise date), provided, however, that the Board may, in the exercise of its discretion,

         (i) allow exercise of an option in a broker-assisted or similar transaction in which the exercise price is not received by the Company until immediately after exercise, and/or

         (ii) allow the Company to loan the exercise price to the person entitled to exercise the option, if the exercise will be followed by an immediate sale of some or all of the underlying shares and a portion of the sales proceeds is dedicated to full payment of the exercise price.

         Upon proper exercise, the Company shall deliver to the person entitled to exercise the option or his or her designee a certificate or certificates for the shares of Common Stock to which the option pertains.

2.03     EXERCISE.

         All options granted under the Plan shall become exercisable six months from date of grant.

2.04     OPTION AGREEMENTS.

         Each option granted under the Plan shall be evidenced by an option agreement duly executed on behalf of the Company and by the Eligible Director to whom such option is granted stating the number of shares of stock issuable upon exercise of the option, the exercise price, the time at which the option becomes exercisable, and the time during which the option remains exercisable. Such option agreements may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan, a copy of which shall be provided to each option recipient and incorporated by reference into each option agreement. Any option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board.

2.05     TERM OF OPTIONS AND EFFECT OF TERMINATION.

         Notwithstanding any other provision of the Plan, no options shall be exercisable after the expiration of 10 years from the effective date of their grant. In the event that any outstanding option under the Plan expires by reason of lapse of time or is otherwise terminated without exercise for any reason, then the shares of Common Stock subject to any such option that have not been issued upon expiration or termination of the option shall again become available in the pool of shares of Common Stock for which options may be granted under the Plan. In the event that the holder of any options granted under the Plan shall cease to be an Eligible Director of the Company, all options granted under the Plan to such holder shall remain exercisable, regardless of the reason the optionee ceases to be an Eligible Director, for a period of 90 days after the later of (i) the date on which such options first become exercisable, or (ii) the date the optionee ceases to be an Eligible Director (or, if sooner, until the expiration of the option according to its terms), and shall then terminate. In the event of the death of an optionee while such optionee is an Eligible Director or within the period after termination of such status during which he or she is permitted to exercise an option, such option may be exercised by any person or persons designated by the optionee on a Beneficiary Designation Form adopted by the Board for such purpose or, if there is no effective Beneficiary Designation Form on file with the Company, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his or her will or the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules promulgated thereunder or as otherwise permitted by Rule 16b-3.

                                  ARTICLE III
                     RECAPITALIZATIONS AND REORGANIZATIONS

3.01     ANTI-DILUTION ADJUSTMENTS.

         If the outstanding shares of Common Stock of the Company are (a) increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the properties of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (b) if the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made by the Board in (x) the maximum number and kind of shares subject to the Plan, (y) the number and kind of shares subject to then outstanding options, and (z) the price for each share or other unit of any other securities subject to then outstanding options. No fractional interests will be issued under the Plan resulting from any such adjustments.

3.02     CORPORATE TRANSACTIONS.

         If the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain and apply to the securities to which a holder of the same number of shares of Common Stock that are subject to that option would have been entitled. A Change in Control (as defined below) of the Company shall cause the Plan to terminate, provided that outstanding options granted to optionees who remain Eligible Directors after such Change in Control shall remain in effect according to their terms subject to adjustments made pursuant to Section 3.01, and outstanding options granted to optionees who cease to be Eligible Directors after such Change in Control shall remain exercisable according to their terms, subject to adjustments made pursuant to Section 3.01, for a period of 90 calendar days following such Change in Control. For purposes hereof, a "Change in Control" means the following and shall be deemed to occur if any of the following events occur:

         (a) Except as provided by subparagraph (b) hereof, the acquisition (other than from the Company) by any person, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the then outstanding shares of Common Stock; or

         (b) Approval by the stockholders of the Company of a reorganization, merger or consolidation with any other person, entity or corporation, other than

                 (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such merger or consolidation, or

                 (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person or entity acquires fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities; or

         (c) Approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company's assets.

Notwithstanding the preceding provisions of this paragraph, a Change in Control shall not be deemed to have occurred (1) if the "person" described in the preceding provisions is an underwriter or underwriting syndicate that has acquired the ownership of the Company's voting securities solely in connection with a public offering of the Company's securities or (2) if the "person" described in the preceding provisions is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of ERISA.

3.03     DETERMINATION BY THE BOARD.

         To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all of any part of its business or assets.

                                                                      EXHIBIT C


                     [FORM OF DIRECTORS WARRANT AGREEMENT]



                               WARRANT AGREEMENT

         This Warrant Agreement, dated as of July 1, 1995 (this "Warrant Agreement" or "Agreement"), is between DDL ELECTRONICS, INC., a Delaware corporation (the "Company"), and [NAME OF WARRANT RECIPIENT] ("Warrant Recipient").

                              W I T N E S S E T H:

         WHEREAS, the Company proposes to issue to the Warrant Recipient warrants as hereinafter described (the "Warrants") to purchase up to an aggregate of 75,000 shares, subject to adjustment as hereafter provided (the "Warrant Shares"), of the Company's common stock, par value $.01 per share ("Common Stock"), each Warrant entitling the holder thereof to purchase one share of Common Stock, upon the terms and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

         SECTION 1. FORM OF WARRANT CERTIFICATES. The Series H Warrant Certificates (the "Warrant Certificates") (and the forms of election to purchase shares and of assignment to be attached thereto) shall be substantially of the tenor and purport recited in Appendix 1 hereto and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Warrant Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrant Certificates may from time to time be listed, or to conform to usage. Subject to the provisions not
Section 19 hereof, the Warrant Certificates shall be dated as of the date of issuance thereof by the Company, either upon initial issuance or upon transfer or exchange, and on their face shall entitle the holders thereof to purchase one share of Common Stock each at the price per share set forth therein ("Purchase Price"), but the number of such shares and the Purchase Price per share shall be subject to adjustments as provided herein.

         SECTION 2. SIGNATURE AND REGISTRATION. The Warrant Certificates shall be executed on behalf of the Company by the Chief Executive Officer or any Executive Vice President, by facsimile signature and have affixed thereto a facsimile of the Company's seal which shall be attested by the Secretary or an Assistant Secretary of the Company by facsimile signature. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before issuance and delivery by the Company, such Warrant Certificates, nevertheless, may be issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign each Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such an officer.

         The Company will keep or cause to be kept, at its principal corporate office at 2151 Anchor Court, Newbury Park, California 91320, or such other principal corporate office as the Company may maintain from time to time, books for registration and registration of transfer of the Warrant Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Warrant Certificates, the number of Warrants evidenced on its face by each of the Warrant Certificates and the date of each of the Warrant Certificates.

         SECTION 3. TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF WARRANT CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN WARRANT CERTIFICATES. Warrants shall be transferable in accordance with the restrictions and requirements imposed by Section 14 hereof. Before any transfer by a Warrant Recipient of the Warrants granted hereunder, such Warrant Recipient, or representative, guardian, conservator or executor of a Warrant Recipient's estate, shall be required to provide the Company such evidence or opinions of counsel that the Company may reasonably require to determine compliance with this Agreement. Subject to the foregoing and the provisions of Sections 12 and 14 hereof, any Warrant Certificate, with or without other Warrant Certificates, may be transferred, split up, combined or exchanged for another Warrant Certificate or Warrant Certificates, entitling the registered holder to purchase a like number of Common Stock as the Warrant Certificate or Warrant Certificates surrendered then entitled such holder to purchase. Subject to any restriction on transferability that may appear on a Warrant Certificate in accordance with the terms hereof or any "stop-transfer" instructions issued by the Company, any registered holder desiring to register the transfer of, or to split up, combine or exchange any Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender such Warrant Certificate or Warrant Certificates at the principal corporate office of the Company. Thereupon the Company shall deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Warrant Certificates.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of a Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant Certificate if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor for delivery to the registered owner in lieu of the Warrant Certificate so lost, stolen, destroyed or mutilated.

         SECTION 4. SUBSEQUENT ISSUE OF WARRANT CERTIFICATES. Subsequent to their original issuance, no Warrant Certificates shall be issued except (a) Warrant Certificates issued upon any transfer, combination, split up or exchange of Warrants pursuant to Section 3 hereof, (b) Warrant Certificates issued in replacement of mutilated, destroyed, lost or stolen Warrant Certificates pursuant to Section 3 hereof, (c) Warrant Certificates issued pursuant to Section 5 hereof upon the partial exercise of any Warrant Certificate to evidence the unexercised portion of such Warrant Certificate and
(d) Warrant Certificates issued pursuant to Section 19 hereof. Nothing contained in this Agreement shall prohibit the Company from issuing from time to time additional Warrants, each representing the right to purchase Common Stock upon the terms and subject to the conditions set forth herein, or other warrants, options or rights to purchase securities issued by the Company.

         SECTION 5. EXERCISE OF WARRANTS; PURCHASE PRICE; EXPIRATION DATE. (a) The registered holder of any Warrant Certificate may exercise the Warrants evidenced thereby in whole or in part at any time after January 1, 1996, subject to the provisions of Section 14 hereof, upon surrender of the Warrant Certificates with the form of election to purchase attached thereto duly executed, to the Company at the principal corporate office of the Company at 2151 Anchor Court, Newbury Park, California 91320, together with payment of the Purchase Price for each share of Common Stock as to which the Warrants are exercised, at or prior to 5:00 p.m. (Newbury Park, California time) on the earliest of (i) June 30, 2000 (the "Expiration Date"), which is the date on which the right to exercise the warrants will expire, and (ii) the business day immediately preceding the Redemption Date as defined in Section 20(a) hereof.

         (b) The Purchase Price for each Warrant Share purchased pursuant to the exercise of a Warrant will be $1.50 per Warrant Share until 5:00 p.m. (Newbury Park, California time) on June 30, 1998, and thereafter will be $2.50 per Warrant Share until 5:00 p.m. (Newbury Park, California time) on the Expiration Date.

         (c) Upon receipt of a Warrant Certificate, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax in cash, or by check, bank draft or postal or express money order payable to the order of the

Company, the Company shall thereupon promptly (i) requisition from any transfer agent of the Common Stock of the Company certificates for the number of shares of whole Common Stock to be purchased and, when appropriate, for the number fractional shares to be sold by the Company, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares or Warrants, and (iii) promptly after receipt of such certificates cause the same to be delivered to or upon the order of the registered holder of such Warrant Certificate, registered in such name or names as may be designated by such holder, and, when appropriate, after receipt promptly deliver such cash to or upon the order of the registered holder of such Warrant Certificate.

         (d) In case the registered holder of any Warrant Certificate shall exercise less than all the Warrants evidenced thereby, a new Warrant Certificate evidencing Warrants equivalent to the Warrants remaining unexercised shall be issued by the Company to the registered holder of such Warrant Certificate or to his duly authorized assigns, subject to the provisions of Section 12 hereof.

         SECTION 6. CANCELLATION AND DESTRUCTION OF WARRANT CERTIFICATES. All Warrant Certificates surrendered for the purpose of exercise, exchange, substitution or registration of transfer shall be canceled by the Company, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Warrant Agreement. The Company shall so cancel and retire any other Warrant Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.

         SECTION 7. RESERVATION AND AVAILABILITY OF COMMON STOCK. The Company covenants and agrees that it will cause to be reserved and kept available, out of its authorized and unissued Common Stock or its authorized and issued Common Stock held in its treasury, the number of shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants.

         So long as the Common Stock issuable upon the exercise of Warrants may be listed on the New York Stock Exchange, the Company shall use its best efforts to cause all shares reserved for such issuance, subject to the Company's rights and duties under Section 15 hereof, to be listed on such exchange upon official notice of issuance upon such exercise.

         The Company covenants and agrees that it will take all such action as may be necessary to insure that all Common Stock delivered upon exercise of Warrants shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

         The Company further covenants and agrees that it will pay when due and payable, any and all Federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Warrant Certificates or of any certificates of Common Stock shares upon the exercise of Warrants. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer involved in the transfer or delivery of Warrant Certificates or the issuance or delivery of certificates for Common Stock in a name other than that of the registered holder of the Warrant Certificate evidencing Warrants surrendered for exercise or to issue or deliver any certificates for Common Stock upon the exercise of any Warrants until any such tax shall have been paid (any such tax being payable by the holder of such Warrant Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

         SECTION 8. COMMON STOCK RECORD DATE. Each person in whose name any certificate for Common Stock is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the Common Stock transfer books of the Company are open.

         PRIOR TO THE EXERCISE OF THE WARRANTS EVIDENCED THEREBY, THE HOLDER OF A WARRANT CERTIFICATE SHALL NOT BE ENTITLED TO ANY RIGHTS OF A SHAREHOLDER OF THE COMPANY WITH RESPECT TO SHARES FOR WHICH THE WARRANTS SHALL BE EXERCISABLE, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO VOTE, TO RECEIVE DIVIDENDS OR OTHER DISTRIBUTIONS OR TO EXERCISE ANY PREEMPTIVE RIGHTS, AND SHALL NOT BE ENTITLED TO RECEIVE ANY NOTICE OF ANY PROCEEDINGS OF THE COMPANY, EXCEPT AS PROVIDED HEREIN.

         SECTION 9. ADJUSTMENT OF PURCHASE PRICE, NUMBER OF SHARES OR NUMBER OF WARRANTS. The Purchase Price, the number of Warrant Shares covered by each Warrant and the number of Warrants outstanding are subject to adjustments from time to time upon the occurrence of the events enumerated in this Section 9.

         (a) In case the Company shall at any time after the date of this Agreement (i) declare a dividend on the Common Stock payable in Common Stock,
(ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be adjusted to an amount that bears the same relationship to the Purchase Price in effect immediately prior to such action as the total number of Common Stock shares outstanding immediately prior to such action bears to the total number of Common Stock shares outstanding immediately after such action. Such adjustment shall be made successively whenever any event listed above occurs.

         (b) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of Common Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Stock (or securities convertible into Common Stock) at a price per share of Common Stock (or having a conversion price per share of Common Stock, if a security convertible into Common Stock) less than the current market price per share of Common Stock (as defined in Section 9(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase such current market price and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares Common Stock to be offered for subscription or purchase (or into which the convertible securities to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by the Board of Directors of the Company whose determination shall be conclusive, and such computation shall be made available to any holder of Warrant Certificate at the Company's principal corporate office. Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and, in the event that such rights or warrants are not so issued, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

         (c) In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in Common Stock) or subscription rights or warrants (excluding those referred to in Section 9(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the current market price per share of Common Stock (as defined in Section 9(d)) on such record date, less the then fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and such computation shall be made available to any holder of

Warrant Certificates at the Company's principal corporate office) of the portion of the assets or evidence of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Common Stock and of which the denominator shall be such current market price per share of Common Stock (as defined in Section 9(d)). Such adjustments shall be made successively whenever such a record date is fixed, and, in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

         (d) For the purpose of any computation under Section 9(b) or (c), the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per Common Stock for the 30 consecutive trading days as reported on the Composite Transactions tape commencing 45 trading days before such date. The closing price for each day shall be the last sale price, "regular way" or, in case no such sale takes place on such day, the average of the closing bid and asked prices "regular way," in either case as reported on the Composite Transactions tape, or, if the Common Stock is not reported on the Composite Transactions tape, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through NASDAQ (or a similar organization if NASDAQ is no longer reporting such information). If on any such date the Common Stock is not quoted by any such organization, the fair value of such shares on such date as determined by the Board of Directors of the Company shall be used.

         (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 5% in such price; provided, however, that any adjustments which by reason of this Section 9(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 9 shall be made to the nearest cent or to the nearest hundredth of a share as the case may be. Notwithstanding the first sentence of this Section 9(e), any adjustment required by this Section 9 shall be made no later than the earlier of two years from the date of the transaction which mandates such adjustment or the Expiration Date.

         (f) In the event that at any time, as a result of an adjustment made pursuant to Section 9(a), the holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Common Stock, the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in Section 9(a) through (c), inclusive, and the provisions of Sections 5, 7, 8 and 12 with respect to the Common Stock shall apply on like terms to any such other shares.

         (g) All Warrants originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Warrant Shares, all subject to further adjustment as provided herein.

         (h) Unless the Company shall have exercised its election as provided in Section 9(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 9(a), (b) or (c), each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares (calculated to the nearest hundredth) obtained by (i) multiplying the number of Warrant Shares covered by a Warrant immediately prior to this adjustment of the number of shares by the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

         (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Warrants substituted for any adjustment in the number of Warrant Shares as provided in Section 9(h). Each of the Warrants outstanding after such adjustment of the number of Warrants shall be exercisable for one Warrant Share. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest hundredth) obtained by dividing the Purchase Price in effect prior to adjustment of the Purchase Price by the Purchase Price in effect after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Warrants, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but shall be at least 10 days later than the date of the public announcement. Upon each adjustment of the number of Warrants pursuant to this subsection (i) the Company shall, as promptly as practicable, cause to be distributed to holders of record of Warrant Certificates on such record date Warrant Certificates evidencing, subject to
Section 12, the additional Warrants to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Warrant Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Warrant Certificates evidencing all the Warrants to which such holders shall be entitled after such adjustment. Warrant Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Warrant Certificates on the record date specified in the public announcement.

         (j) Irrespective of any adjustment or change in the Purchase Price or the number of Warrant Shares, the Warrant Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed upon the initial Warrant Certificates issued hereunder.

         (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the Warrant Shares, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock at such adjusted Purchase Price.

         (l) In any case in which this Section 9 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Warrant exercised after such record date the Common Stock and other capital stock of the Company, if any, issuable upon such exercise over and above the Common Stock and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment, provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

         (m) Anything in this Section 9 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments required by this Section 9, as in its sole discretion it shall determine to be advisable in order that any consolidation or subdivision of the Common Stock issuance wholly for cash of any Common Stock at less than the current market price, issuance wholly for cash of Common Stock or securities which by their terms are convertible into or exchangeable for Common Stock, stock dividend, issuance of rights, options or warrants referred to hereinabove in this Section 9, hereinafter made by the Company to its common shareholders, shall not be taxable to them.

         SECTION 10. CERTIFICATION OF ADJUSTED PURCHASE PRICE AND NUMBER OF SHARES ISSUABLE. Whenever the Purchase Price and the number of Warrant Shares are adjusted as provided in Section 9 above, the Company shall (a) promptly obtain a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the Purchase Price as so adjusted, the number of shares of Common Stock issuable upon the exercise of each Warrant as so adjusted and a brief statement of the facts accounting for such adjustment, (b) promptly file at the Company's principal corporate offices and with each transfer agent for the Common Stock a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Warrant Certificate in accordance with Section 22.

         SECTION 11. CONSOLIDATION, MERGER OR SALE OF ASSETS. If the Company shall at any time consolidate or merge with one or more other corporations, (other than a merger or consolidation of the Company in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Common Stock), the holder of any Warrants will thereafter receive, upon the exercise thereof in accordance with the terms of this Agreement, the securities or property to which the holder of the number of shares of Common Stock then deliverable upon the exercise of such Warrants would have been entitled upon such consolidation or merger, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of the Warrants. The Company or the successor corporation, as the case may be, shall execute and deliver to the Warrant holder a supplemental agreement so providing. A sale of all or substantially all the assets of the Company for a consolidation (apart from the assumption of obligations) consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes. The provisions of this Section 11 shall similarly apply to successive mergers or consolidations or sales or other transfers.

         SECTION 12. FRACTIONAL WARRANTS AND FRACTIONAL SHARES. (a) The Company shall not be required to issue fractions of Warrants on any distribution of Warrants to holders of Warrant Certificates pursuant to Section 9(i) or to distribute Warrant Certificates which evidence fractional Warrants. The Company shall be required to make any cash adjustment in respect of a fractional interest in a Warrant.

         (b)     If the number of Warrant Shares is adjusted pursuant to
Section 9(h), the Company shall nonetheless not be required to issue fractions of shares upon an exercise of the Warrants or to distribute share certificates which evidence fractional shares nor shall the Company be required to make any cash adjustment in respect of a fractional interest in a share, but the fractional interest to which any person is entitled shall be sold in the manner set forth in subsection (c) of this Section 12 by the Company, acting as agent for the person entitled to such fractional interest, except as otherwise provided in such subsection.

         (c) The Company shall remit to such person the proceeds of the sale of any such fractional interest sold by it as such agent. Fractional interests shall be non-transferable except by or to the Company acting as herein authorized. The Company may sell fractional interests on the basis of market prices of the Common Stock as determined by the Company in its sole discretion. In lieu of making an actual sale of a fractional interest, the Company may value fractional interests without actual sale on the basis of the current market price of the Common Stock as determined by the Company in its sole discretion.

         (d) The holder of a Warrant, by the acceptance of the Warrant, expressly waives his right to receive any fractional Warrant or any fractional share upon exercise of a Warrant.

         SECTION 13. RIGHTS OF ACTION. All rights of action in respect of this Agreement are vested in the respective registered holders of the Warrant Certificates; and any registered holder of any Warrant Certificate, without the consent of the holder of any other Warrant Certificate, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Warrants evidenced by such Warrant Certificate in the manner provided in such Warrant Certificate and in this Agreement.

         SECTION 14. AGREEMENTS, REPRESENTATIONS AND WARRANTIES AND INDEMNITY OBLIGATIONS OF WARRANT RECIPIENT AND WARRANT CERTIFICATE HOLDERS. The Warrant Recipient and every holder of a Warrant Certificate by accepting the same acknowledges, consents and agrees with, and represents and warrants to the Company and with every other holder of a Warrant Certificate that:

         (a) transfer of the Warrant Certificates shall be subject to the provisions of Section 3 and this Section 14 and shall be registered on the registry books of the Company only if surrendered at the principal corporate office of the Company, duly endorsed or accompanied by a proper instrument of transfer, and, notwithstanding any other provisions of this Warrant Agreement, no Warrant may be transferred by the Warrant Recipient other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or rules thereunder, or as otherwise permitted by Rule 16b-3 of the Securities and Exchange Commission (the "SEC");

         (b) prior to due presentment for registration of transfer, the Company may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificate made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary;

         (c) the Warrants granted hereunder and the Warrant Shares have not been registered with the SEC under the Securities Act of 1933, as amended (the "Act"), and are being granted in reliance on one or more exemptions from registration requirements thereunder; and the Warrant Recipient, as a holder of a Warrant Certificate, will make no offer, sale, pledge, hypothecation or other transfer or disposition of his or her Warrants in violation of the Act, any rules of the SEC, any state securities law or statute or this Warrant Agreement, and will not offer, sell, mortgage, pledge or otherwise dispose of the Warrants granted hereunder and/or the Warrant Shares otherwise than pursuant to Section 15 hereof unless, in the opinion of counsel for the Company, registration under applicable federal or state securities laws is not required;

         (d) the Warrant Recipient has been advised by the Company, and understands, that the Warrant Recipient must bear the economic risk of an investment in the Warrants for an indefinite period of time because the Warrants and the Warrant Shares have not been registered under the Act and the Company is under no obligation to register the Warrants or the Warrant Shares in any manner other than that set forth in Section 15. Therefore, the Warrants and/or the Warrant Shares must be held by the Warrant Recipient unless they are subsequently registered under the Act or an exemption from such registration is available for the transfer of the Warrants and/or the Warrant Shares;

         (e) the Warrant Recipient represents that the Warrants are being acquired solely for the Warrant Recipient's own account and not with a view to, or for resale in connection with, any "distribution" (as that term is used in Section 2(11) of the Act) of all or any portion thereof,

         (f) the Warrant Recipient further understands that a stop-transfer order will be placed on the books of the Company regarding the Warrant Certificates issued hereunder, and such Warrant Certificates shall bear, until such time as the Warrants shall have been registered under the Act or shall have been transferred in accordance with an opinion of counsel, the following legend or ones substantially similar thereto:

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

plus any legend required by state securities laws;

         (g) the Warrant Recipient understands that the offer and sale of the Warrants are not being registered under the Act in reliance on the so-called "private offering" exemption provided by Section 4(2) of the Act, and that the Company is basing its reliance on that exemption in part on the representations, warranties, statements and agreements contained herein. The Warrant Recipient invites the Company so to rely;

         (h) the Warrant Recipient agrees to indemnify and hold the Company, its officers, directors, stockholders or any other person who may be deemed in control of the Company harmless from any loss, liability, claim, damage or expense, arising out of the inaccuracy of any of the representations, warranties or statements or the breach of any of the agreements contained herein, and this indemnification shall survive the Exchange created hereunder; and

         (i) the Warrants granted hereunder are not exercisable until the Company receives an order of effectiveness from the SEC regarding any registration statement it has filed under the Act pursuant to Section 15 hereof.

SECTION 15. REGISTRATION RIGHTS.

         (a) Demand Registration Rights. The Company covenants and agrees with the Warrant Recipient and each other Holder of the Warrants and/or Warrant Shares that within a reasonable period of time after having received a written request of the then Holders of at least a majority of the Warrants including Warrant Shares, if issued, made at any time within the period commencing January 1, 1996 and ending an the earlier of (i) any Redemption Date selected pursuant to Section 20 hereof or (ii) the Expiration Date, the Company will file, at its sole expense, no more than once, a registration statement (a "Filing") under the Act registering or qualifying the Warrants and/or Warrant Shares for sale. Within fifteen days after receiving any such notice, the Company shall give notice to the other Holders of the Warrants and/or Warrant Shares advising that the Company is proceeding with such Filing, and offering to include therein the Warrant(s) and/or Warrant Shares of such Holders. The Company shall not be obligated to any such other Holder unless such other Holder shall accept such offer by notice in writing to the Company within ten days thereafter. The Holders of the Warrants and/or Warrant Shares whose warrants or shares are included in such offering shall cooperate with the Company in preparing such Filing. No other securities of the Company shall be entitled to participate in such Filing. The Company will use its best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to file and cause to become effective such Filing as promptly as practicable and for a period of two years thereafter to reflect in such Filing financial statements which are prepared in accordance with Section 10(a)(3) of the Act and any facts or events arising that, individually, or in the aggregate, represent a fundamental and/or material change in the information set forth in such Filing to enable any holders of the Warrants to exercise and sell Warrants and/or Warrant Shares during said two year period. The Holder(s) may sell the Warrants pursuant to such Filing without exercising the Warrants. If any Filing pursuant to this paragraph (a) is an underwritten offering, the Holders of a majority of the Warrants and/or Warrant Shares to be included in such Filing will select an underwriter (or managing underwriter if such offering should be syndicated).

         (b) Piggyback Registration Rights. The Company covenants and agrees with the Warrant Recipient and each other Holder of the Warrants and/or Warrant Shares that if, at any time within the period commencing January 1, 1996 and ending on the earlier of (i) any Redemption Date selected pursuant to
Section 20 herein or (ii) the Expiration Date, it proposes to file a registration statement or register any class of security under the Act in a primary registration on behalf of the Company and/or in a secondary registration on behalf of holders of such securities and the registration form or offering statement to be used may be used for registration of the Warrants and/or Warrant Shares, the Company will give prompt written notice (which, in the case of a registration pursuant to the exercise of demand registration rights other than those provided in Section 15(a) of this Agreement, shall be within fifteen business days after the Company's receipt of notice of such exercise and, in any event, shall be at least 30 days prior to such filing) to the Holders of Warrants and/or Warrant Shares (regardless of whether some of the Holders shall have theretofore availed themselves of the right provided in
Section 15(a)) at the address(es) appearing on the records of the Company of its intention to effect a registration and will offer to include in such registration, subject to Sections 15(b)(i) and (ii) below, such number of Warrants and/or Warrant Shares with respect to which the Company has received written requests for inclusion therein within 10 days after the giving of notice by the Company. The Holders of the Warrant and/or Warrant Shares whose warrants or shares are included in such offering shall cooperate with the Company in preparing the registration statement. All registrations requested pursuant to this Section 15(b) are referred to herein as "Piggyback Registrations." Notwithstanding the provisions of this Section 15(b), the registration rights provided in this Section 15(b) shall not be available with respect to such number of Warrant Shares as can be resold pursuant to the provisions of Rule 144 of the SEC on the expected effective date of any such registration statement.

         (i) Priority on Primary Registrations. If a Piggyback Registration includes an underwritten primary offering on behalf of the Company and the underwriter for such offering advises the Company in good faith in writing that in its opinion marketing factors require a limitation on the number of Warrants and/or Warrant Shares that can be sold in such offering without materially adversely affecting the distribution of such securities by the Company, the Company will include in such registration (i) first, the securities that the Company proposes to sell and (ii) second, the Warrants and/or Warrant Shares requested to be included in such registration, pro rata among the Holders of Warrants and/or Warrant

         Shares and (iii) third, securities of the holders of other securities requesting registration. If any party disapproves of the terms of any such underwriting, it may withdraw therefrom by written notice to the Company and the Warrant Recipient.

         (ii) Priority on Secondary Registrations. If a Piggyback Registration consists only of an underwritten secondary offering on behalf of holders of securities of the Company (other than pursuant to Section 15(a)), and the underwriter for such offering advises the Company in good faith in writing that in its opinion the number of Warrants and/or Warrant Shares requested to be included in such registration exceeds the number which can be sold in such offering without materially adversely affecting the distribution of such securities, the Company will include in such registration the securities requested to be included therein by the holders requesting such registration and the Warrants and/or Warrant Shares requested to be included in such registration above, pro rata among such holders on the basis of the number of warrants and/or shares requested to be included by each such holder.

         Notwithstanding the foregoing, if any such underwriter(s) shall determine in good faith and advise the Company in writing that the distribution of the Warrants and/or the Warrant Shares requested to be included in the registration concurrently with the securities being registered by the Company (the "Company's Registration") would materially adversely affect the distribution of such securities by the Company, then the Holders of such Warrants and/or Warrant Shares shall delay their offering and sale for such period ending on the earliest of (i) 90 days following the effective date of the Company's Registration, (ii) the day upon which the underwriting syndicate, if any, for the Company's Registration shall have been disbanded or, (iii) such date as the Company, managing underwriter and Holders of Warrants and/or Warrant Shares shall otherwise agree. In the event of such delay, the Company shall file such supplements, post-effective amendments and take any such other steps as may be necessary to permit such Holders to make their proposed offering and sale for a period of 120 days immediately following the end of such period of delay. If any party disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Notwithstanding the foregoing, the Company shall not be required to file a registration statement to include Warrants and/or Warrant Shares pursuant to this Section 15(b) if an opinion of independent counsel, in form and substance reasonably satisfactory to counsel for the Company and counsel for the Warrant Recipient, that the securities proposed to be disposed of may be transferred in the manner proposed without registration under the Act shall have been delivered to counsel for the Company.

         (c) Other Registration Rights. In addition to the rights above provided, the Company will cooperate with the then Holders of the Warrants and/or Warrant Shares in preparing and signing any registration statement, in addition to the registration statements and offering statements discussed above, required in order to sell or transfer the aforesaid Warrants and Warrant Shares and will supply all information required therefor, but such additional registration statement or offering statement and any expenses related to such offering shall be at the then Holders' cost and expense unless the Company elects to register additional shares of the Common Stock in which case the cost and expense of such registration statement or offering statement will be pro-rated between the Company and the Holders according to the aggregate sales price of the securities being offered. Notwithstanding the foregoing, the Company may delay the filing of any registration statement pursuant to this
Section 15(c) for such reasonable period, which period shall not exceed 45 days, as it may determine is necessary in order to avoid the disruption of any major corporate development then pending or in progress.

         (d) Action to be Taken by the Company. In connection with the registration of Warrants and/or Warrant Shares pursuant hereto, the Company agrees to:

                 (i) Bear the expenses of any registration or qualification under (a) or (b) of this Section 15, including but not limited to legal, accounting and printing fees; provided, however, that in no event shall the Company be obligated to pay (A) any fees and disbursements of special counsel for Holders of Warrants and/or Warrant Shares, or (B) any underwriters' discount or commission in respect of such Warrants and/or Warrant Shares, or (C) upon the exercise of any demand registration right provided for in (a) herein, the cost of any liability or similar insurance required by an underwriter, to the extent that such costs are attributable solely to the offering of such Warrants and/or Warrant Shares, payment of which shall, in each case, be the sole responsibility of the Holders of the Warrants and/or Warrant Shares;

                 (ii) Use its best efforts to register or qualify the Warrants and/or Warrant Shares for offer or sale under state securities or blue sky laws of California, Massachusetts and New York and such other jurisdictions in which the Warrant Recipient shall reasonably request and to do any and all acts and things which may be necessary or advisable to enable the Holders to consummate the proposed sale, transfer or other disposition of such securities in such jurisdictions; and

                 (iii) Enter into a cross-indemnity agreement, in customary form, with each underwriter, if any, and each Holder of securities included in such registration statement.

         SECTION 16. REGISTRAR FOR THE WARRANTS. The Company undertakes the duties and obligations of registrar for the Warrants imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants by their acceptance thereof, shall be bound:

         (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company.

         (b) The Company may consult at any time with counsel satisfactory to it and shall incur no liability or responsibility to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel, provided the Company shall have exercised reasonable care in the selection and continued employment of such counsel.

         (c) The Company shall incur no liability or responsibility to any holder of any Warrant Certificate for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

         SECTION 17. APPOINTMENT OF WARRANT AGENT. The Company may, in its discretion, appoint a Warrant Agent or Warrant Agents for the administration of the Warrants and the maintenance of books and records related thereto. Such appointment shall be evidenced by the execution and delivery of an instrument amending this Agreement and executed by the Company and such Warrant Agent and the reissuance of new Warrant Certificates to the holders thereof.

         SECTION 18. MAINTENANCE OF OFFICE. As long as any of the Warrants remain unexercised, the Company will maintain an office or agency in the United States of America where the Warrant Certificates may be presented for registration, transfer, exchange or exercise pursuant to the terms of this Agreement, and where notices and demands to or upon the Company in respect of the Warrants, Warrant Certificates or this Agreement may be served.

         SECTION 19. ISSUANCE OF NEW WARRANT CERTIFICATES. Notwithstanding any of the provisions of this Agreement or of the Warrants to the contrary, the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the several Warrant Certificates made in accordance with the provisions of this Agreement.

         SECTION 20. REDEMPTION OF WARRANTS. (a) The Company may, at its option, at any time on or after June 30, 1996, redeem all but not less than all the then outstanding Warrants at a redemption price of $.05 per Warrant if, but only if, the price per share for the Common Stock on the New York Stock Exchange is equal to or greater than $4.00 per share at the time such redemption option is exercised by the Company. Such price, as the same may from time to time be adjusted pursuant to paragraph (b) of this section, is hereinafter referred to as the,

"Redemption Price." If the Company should desire to exercise such right to redeem all of the then outstanding Warrants, it will give notice of such redemption to the holders thereof as follows:

         Notice of such redemption to holders of Warrants shall be mailed to all such holders not less than 30 nor more than 90 days prior to the date fixed for redemption at their last addresses as they appear upon the registry books of the Company or Warrant Agent, as the case may be. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will specify the date fixed for redemption ("Redemption Date") and the Redemption Price. The notice will state that payment of the Redemption Price will be made at a specified office of the Company, upon presentation and surrender of such Warrants, and will also state that the right to exercise the Warrants will terminate at the close of business on the business day immediately preceding the Redemption Date.

         On or before the Redemption Date, the Company shall have on hand funds sufficient to redeem the then outstanding Warrants at the Redemption Price.

         (b) Upon each adjustment of the Purchase Price of the Warrants, the Redemption Price in effect immediately prior to the adjustment shall be adjusted to be a price equal to the product of the Redemption Price in effect immediately prior to the adjustment of the Purchase Price multiplied by a fraction the numerator of which is the Purchase Price which was in effect immediately after the adjustment of the Purchase Price and the denominator of which is the Purchase Price immediately prior to such adjustment.

         SECTION 21. NOTICE OF PROPOSED ACTIONS. In case the Company shall propose (a) to pay any dividend payable in stock of any class to the holders of its Common Stock or to make any other distribution to the holders its Common Stock (other than a cash dividend) or (b) to offer to the holders of its Common Stock rights or warrants to subscribe for or to purchase any additional Common Stock or shares of stock of any class or any other securities, rights or options or (c) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision or combination of outstanding Common Stock) or (d) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of the property, assets or business of the Company or (e) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Warrant, in accordance with Section 22, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution or rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, disposition, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action , and in the case of any such action covered by clause (a) or (b) above at least ten days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any such action, at least ten days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier. The failure to give notice required by this Section 21 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

         SECTION 22. NOTICES. Notices or demands authorized by this Agreement to be given or made by the holder of any Warrant Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until notice of another address is given) as follows:

                 DDL Electronics, Inc.
                 2151 Anchor Court
                 Newbury Park, California 91320
                 Attention:  President

         Notices or demands authorized by this Agreement to be given or made by the Company to the holder of any Warrant Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

         SECTION 23. SUPPLEMENTS AND AMENDMENTS. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrant Certificates.

         SECTION 24. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of their respective successors and assigns hereunder.

         SECTION 25. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the registered holders of the Warrant Certificates any legal or equitable right, remedy, or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the registered holders of the Warrant Certificates.

         SECTION 26. CALIFORNIA CONTRACT. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

         SECTION 27. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 28. DESCRIPTIVE HEADINGS. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         SECTION 29. COMPETENCY. Warrant Recipient represents that he or she is in good health and fully competent to manage his or her business affairs, that he or she has carefully read this document, that he or she understands all of its contents, that he or she has had the opportunity to consult with his or her lawyer and that he or she executed this Agreement freely and voluntarily.

         IN WITNESS WHEREOF, the parties have used this Agreement to be duly executed and their respective corporate seals to be hereon affixed and attested, all as of the day and year first above written.


[SEAL]                              DDL ELECTRONICS, INC.


                                    By:
                                       -------------------------------------
                                       Gregory L. Horton
                                       President and Chief Executive Officer
ATTEST:


By:
   ---------------------------
   Richard K. Vitelle
   Secretary


                                   [NAME OF WARRANT RECIPIENT]


                                   ---------------------------

                                   APPENDIX 1

                     [Form of Series H Warrant Certificate]

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                  EXERCISABLE ONLY ON OR AFTER JANUARY 1, 1996


No. W-H ________________          75,000 Warrants



                                NOT EXERCISABLE
                 AFTER JUNE 30, 2000 OR EARLIER UPON REDEMPTION

                              WARRANT CERTIFICATE

                             DDL ELECTRONICS, INC.

         THIS CERTIFIES THAT [NAME OF WARRANT RECIPIENT], or registered assigns, is the registered owner of the number of Warrants set forth above, each of which entitles the owner thereof to purchase at any time on or after January 1, 1996 and prior to 5:00 P.M. (Newbury Park, California time) until the earliest of (i) June 30, 2000 (the "Expiration Date") or (ii) the business day immediately prior to the Redemption Date as defined in the Warrant Agreement described below, at the principal corporate office of DDL ELECTRONICS, INC., a Delaware corporation ("Company"), in the City of Newbury Park and State of California, one fully paid and nonassessable share of Common Stock, par value $.01 per share ("Common Stock"), of the Company, at a per share purchase price (the "Purchase Price") of $1.50 per share of Common Stock purchasable upon exercise of a Warrant (each a "Warrant Share") until 5:00 p.m. (Newbury Park, California time) on June 30, 1998 and thereafter $2.50 per Warrant Share until 5:00 p.m. (Newbury Park, California time) on the Expiration Date, upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase duly executed and such other evidences, certifications and opinions as required by the Warrant Agreement dated as of July 1, 1995
(the "Warrant Agreement") between the Company and [NAME OF WARRANT RECIPIENT], (the "Warrant Recipient"), provided that no exercise of this Warrant shall be permitted unless an effective registration statement exists as to the Warrant Shares underlying this Warrant Certificate.

         As provided in the Warrant Agreement, the Purchase Price and the number of Warrant Shares which may be purchased upon the exercise of Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

         This Warrant Certificate is subject to all of the terms, provisions and conditions of the Warrant Agreement, which Warrant Agreement is incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Company and the holders of the Warrant Certificates. Copies of the Warrant Agreement are on file at the above-mentioned office of the Company.

         This Warrant Certificate, with or without other Warrant Certificates, upon surrender at the principal corporate office of the Company, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor and date evidencing Warrants entitling the holder to purchase a like aggregate number of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered shall have entitled such holder to purchase. If this Warrant Certificate shall be exercised in part, holder shall be entitled to receive upon surrender hereof, another Warrant Certificate or Warrant Certificates for the number of whole Warrants not exercised.

         The Warrants evidenced by this Certificate may be redeemed by the Company at its option at any time from and after July 1, 1996, but only if the Common Closing Price on any date thereafter is greater than $4.00 per Share, at a redemption price of $.05 per Warrant, subject to adjustment, in accordance with the terms of the Warrant Agreement.

         If the Warrants evidenced by this Warrant Certificate remain outstanding at the expiration of the period during which Warrants are exercisable, as set forth in the first paragraph of this Warrant Certificate, such Warrants shall expire without value.

         No fractional Common Stock will be issued upon the exercise of any Warrant or Warrants evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Warrant Agreement.

         No holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise or conversion hereof, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or, except as provided in the Warrant Agreement, to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised or converted as provided in the Warrant Agreement.

         The Company has agreed in the Warrant Agreement to grant the Warrant Recipient and subsequent holder of this Warrant Certificate certain demand registration rights, piggyback registration rights and other registration rights concerning the Warrants and/or the Warrant Shares that provide for the filing with the Securities and Exchange Commission (the "SEC") a registration statement under the Securities Act of 1933, as amended (the "Act"), all as more fully described in the Warrant Agreement.

         This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been executed and delivered by the Company.

         WITNESS the signature or facsimile signature of the proper officers of the Company and its corporate seal. Dated as of July 1, 1995.



[SEAL]                               DDL ELECTRONICS, INC.


                                     By:
                                        -------------------------------------
                                        Gregory L. Horton
                                        President and Chief Executive Officer

ATTEST:

By:
   -----------------------
   Richard K. Vitelle
   Secretary

                               FORM OF ASSIGNMENT


(To be exercised by the registered holder if such holder desires to transfer the Warrant Certificate.)

   FOR VALUE RECEIVED, _______________________________________ hereby sells, assigns and transfers unto

_______________________________________________________________________________
                    (Please print name and address of transfers)

this Warrant Certificate, together with all right, title and Or rest therein, and does hereby irrevocably constitute and appoint __________________________ Attorney, to transfer the within Warrant Certificate on the of the within-named Company, with full power of substitution.

Dated:____________________

                                        _______________________________________
                                        Signature


Signature Guaranteed: _______________________________



                                     NOTICE

         The signature to the foregoing Assignment must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE


                      (To be executed if holder desires to
                       exercise the Warrant Certificate.)


TO DDL ELECTRONICS, INC.

         The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant Certificate to purchase the Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares be issued in the name of:

Please insert social security or
other identifying number: __________________________________________________


____________________________________________________________________________
                         (Please print name and address)

If such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

Please insert social security or
other identifying number: ___________________________________________________


_____________________________________________________________________________
                           (Please print name and address)


Dated: _______________________


                                        _____________________________________
                                         Signature

(Signature must conform in all respects to name of holder as specified on the face of this Warrant Certificate)


Signature Guaranteed: _____________________________